Exhibit 10(UUU)

                   MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
                            AND SECURITY AGREEMENT


                    OVERSEAS PARTNERS (MADISON PLAZA), LLC


                                   Mortgagor

                                     with


                       NEW YORK LIFE INSURANCE COMPANY,


                                   Mortgagee


                           Dated: December __, 1998


                           Premises:  Madison Plaza
                               200 West Madison
                               Chicago, Illinois


                                Prepared By and
                             Record And Return To:


                         Sonnenschein Nath & Rosenthal
                               8000 Sears Tower
                         Chicago, Illinois  60606-6404
                          Attn:  Scott B. Toban, Esq.

                              TABLE OF CONTENTS*

RECITALS:................................................................    1
--------

GRANTING CLAUSE..........................................................    1

DEFINITIONS..............................................................    5

ARTICLE I - COVENANTS AND AGREEMENTS.....................................    7
     1.01      Payment of Obligations....................................    7
     1.02      Payment of Taxes, Assessments, Etc........................    7
               A.   Impositions..........................................    7
               B.   Installments.........................................    7
               C.   Receipts.............................................    7
               D.   Evidence of Payment..................................    8
               E.   Payment by Mortgagee.................................    8
               F.   Change in Law........................................    8
               G.   Permitted Contest....................................    8
               H.   No Lease Default.....................................    9
               I.   Joint Assessment.....................................    9
               J.   Tax Service Fee......................................    9
     1.03      Insurance.................................................    9
               A.   Extended Coverage....................................    9
               B.   Additional Coverage..................................    9
               C.   Separate Insurance...................................   10
               D.   Insurers; Policies...................................   10
               E.   Mortgagee's Right to Provide Coverage................   11
               F.   Damage or Destruction................................   11
               G.   Mortgagor's Use of Proceeds..........................   12
               H.   Transfer of Interest in Policies.....................   14
     1.04      Escrow Deposits...........................................   14
     1.05      Care and Use of Premises..................................   15
               A.   Maintenance and Repairs..............................   15
               B.   Standard of Repairs..................................   15
               C.   Notice to Mortgagee..................................   15
               D.   Removal of Equipment.................................   15
               E.   Compliance With Laws and Insurance...................   15
               F.   Hazardous Materials..................................   16
               G.   Intentionally Omitted................................   18
               H.   Compliance With Instruments of Record................   18
               I.   Alteration of Secured Property.......................   18
               J.   Parking..............................................   19
               K.   Entry on Secured Property............................   19
               L.   No Consent to Alterations or Repairs.................   19


               M.   Mechanics Liens........................................................     19
               N.   Use of Secured Property by Mortgagor...................................     19
               O.   Use of Secured Property by Mortgagor...................................     19
               P.   Management.............................................................     20
     1.06      Financial Information.......................................................     20
               A.   Audit..................................................................     20
               B.   Right to Inspect Books and Records.....................................     21
     1.07      Condemnation................................................................     21
               A.   Mortgagee's Right to Participate in Proceedings........................     21
               B.   Application of Condemnation Award......................................     21
               C.   Reimbursement of Costs.................................................     21
               D.   Existing Obligations...................................................     21
               E.   Application of Award...................................................     22
     1.08      Leases......................................................................     22
               A.   Performance of Lessor's Covenants......................................     22
               B.   Notice of Default......................................................     23
               C.   Representations Regarding Leases.......................................     23
               D.   Manager................................................................     23
               E.   Covenants Regarding Leases.............................................     23
               F.   Approval of Leases.....................................................     24
               G.   Application of Rents...................................................     26
     1.09      Assignment of Leases, Rents, Income, Profits and Cash Collateral............     26
               A.   Assignment; Discharge of Obligations...................................     26
               B.   Entry Onto Secured Property; Lease of Secured Property.................     26
               C.   License to Manage Secured Property.....................................     27
               D.   Delivery of Assignments................................................     27
               E.   Indemnity..............................................................     27
     1.10      Further Assurances..........................................................     27
               A.   General; Appointment of Attorney-in-Fact...............................     27
               B.   Statement Regarding Obligations........................................     28
               C.   Additional Security Instruments........................................     28
               D.   Security Agreement and Fixture Filing..................................     28
               E.   Preservation of Mortgagor's Existence..................................     29
               F.   Further Indemnities....................................................     29
               G.   Absence of Insurance...................................................     30
     1.11      Further Sales or Encumbrances...............................................     30
               A.   Continuing Ownership and Management....................................     30
               B.   Transfer or Encumbrance of Secured Property............................     30
               C.   Acceleration of Obligations............................................     31
               D.   Subordinate, Wrap-Around and Other Financing...........................     31
     1.12      Intentionally Omitted.......................................................     32
     1.13      Expenses....................................................................     32
ARTICLE II - REPRESENTATIONS AND WARRANTIES................................................     32
     2.01      Warranty of Title...........................................................     32
     2.02      Ownership Of Improvements And Personal Property.............................     32
     2.03      No Pending Material Litigation or Proceeding; No Hazardous Materials........     33
               A.   Proceedings Affecting Mortgagor........................................     33

               B.   Proceedings Affecting Secured Property.................................     33
               C.   No Hazardous Materials.................................................     33
               D.   No Litigation Regarding Hazardous Materials............................     34
     2.04      Valid Organization, Good Standing and Qualification of Mortgagor............     34
     2.05      Authorization; No Legal Restrictions on Performance.........................     34
     2.06      Compliance With Laws........................................................     35
     2.07      Tax Status..................................................................     35
     2.08      Absence of Foreign or Enemy Status..........................................     35
     2.09      Federal Reserve Board Regulations...........................................     35
     2.10      Investment Company Act and Public Utility Holding Company Act...............     36
     2.11      Exempt Status of Transactions Under Securities Act
               and Representations Relating Thereto........................................     36
     2.12      Employee Benefit Plans......................................................     36
ARTICLE III - DEFAULTS.....................................................................     37
     3.01      Events of Default...........................................................     37
ARTICLE IV - REMEDIES......................................................................     38
     4.01      Acceleration, Foreclosure, etc..............................................     38
               A.   Foreclosure............................................................     38
               B.   Partial Foreclosure....................................................     39
               C.   Entry..................................................................     39
               D.   Collection of Rents, etc...............................................     40
               E.   Receivership...........................................................     40
               F.   Specific Performance...................................................     40
               G.   Illinois Mortgage Foreclosure and Remedies.............................     40
     4.02      No Election of Remedies.....................................................     45
     4.03      Mortgagee's Right to Release, etc...........................................     45
     4.04      Mortgagee's Right to Remedy Defaults, etc...................................     45
     4.05      Waivers.....................................................................     45
     4.06      Prepayment Charge...........................................................     46
ARTICLE V - MISCELLANEOUS..................................................................     47
     5.01      Non-Waiver..................................................................     47
     5.02      Sole Discretion of Mortgagee................................................     48
     5.03      Recovery of Sums Required To Be Paid........................................     48
     5.04      Legal Tender................................................................     48
     5.05      No Merger...................................................................     48
     5.06      Discontinuance of Actions...................................................     49
     5.07      Headings....................................................................     49
     5.08      Notice to Parties...........................................................     49
     5.09      Non-Recourse................................................................     50
     5.10      Successors and Assigns Included In Parties..................................     51
     5.11      Number and Gender...........................................................     51
     5.12      Changes and Modifications...................................................     51
     5.13      Applicable Law..............................................................     51
     5.14      Invalid Provisions to Affect No Others......................................     51
     5.15      Usury Savings Clause........................................................     52
     5.16      No Statute of Limitations...................................................     52
     5.17      Late Charges................................................................     52
     5.18      Waiver of Jury Trial........................................................     52
     5.19      Continuing Effectiveness....................................................     52

                   MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
                   ----------------------------------------
                            AND SECURITY AGREEMENT
                            ----------------------


     MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "Mortgage") made as of the ____ day of December, 1998 by and between OVERSEAS
 --------
PARTNERS (MADISON PLAZA), LLC, an Illinois limited liability company, having an office at 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346 ("Mortgagor"), and NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance
  ---------
company, having an office at 51 Madison Avenue, New York, New York 10010 ("Mortgagee").
  ---------

                                   RECITALS:
                                   --------

     Mortgagor has executed and delivered to Mortgagee that certain Promissory Note (the "Note") dated the date hereof made by Mortgagor and payable to
           ----
Mortgagee in the original principal amount of One Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000.00) in lawful money of the United States, which
Note is secured by this Mortgage and the terms, covenants and conditions of which Note are hereby incorporated herein and made a part hereof;

     NOW, THEREFORE, THIS MORTGAGE WITNESSETH, that in consideration of the sum of One Dollar ($1.00) this day paid and other good and lawful consideration, the receipt and sufficiency of which are hereby acknowledged and in order to secure the Obligations (as hereinafter defined), Mortgagor hereby MORTGAGES, CONVEYS, WARRANTS, grants, assigns, releases, transfers, pledges and sets over unto Mortgagee, and confirms that this Mortgage constitutes a valid first lien upon the following property:


                              GRANTING CLAUSE ONE

     All that tract or parcel of land more particularly described in Exhibit A
                                                                     ---------
hereto and made a part hereof (the "Land").
                                    ----

                              GRANTING CLAUSE TWO

  TOGETHER WITH, any and all buildings and improvements now or hereafter located or erected on the Land, including, without limitation, any and all machinery, apparatus, equipment and fixtures now or hereafter attached to, or used or procured for use in connection with the operation and/or maintenance of, any building, structure or other improvement (including, without limitation, all refrigerators, shades, awnings, venetian blinds, screens, screen doors, storm doors and windows, stoves and ranges, curtain fixtures, partitions, attached floor coverings and fixtures, apparatus, equipment or articles used to supply sprinkler protection and waste removal, laundry equipment, furniture, furnishings, appliances, office equipment, elevators, escalators, tanks, dynamos, motors, generators, switchboards, communications equipment, electrical equipment, television and radio systems, heating, plumbing, lifting and ventilating apparatus, air-cooling and air conditioning apparatus, gas and electric fixtures, fittings and machinery and all other equipment of every kind and description but excluding trade fixtures and personal property of tenants under Leases (as hereinafter defined) which do not become the property of Mortgagor upon expiration or termination of the term of such Leases), and all renewals and replacements thereof and articles in substitution therefor used or procured for use in the operation of any and all such buildings, structures and improvements, provided, in all cases, that, whether or not any of the foregoing
              --------
are attached to said buildings, structures or other improvements in any manner, all such items shall be deemed to be fixtures, part of the real estate and security for the Obligations (collectively, the "Improvements", and the Land and
                                                 ------------
Improvements are herein collectively called the "Premises").  To the extent any
                                                 --------
of the Improvements are not deemed real estate under the laws of the State of Illinois they shall be deemed personal property ("Personal Property") and this
                                                  -----------------
Mortgage is and shall be deemed to be a Security Agreement for the purposes of creating hereby a security interest under the Uniform Commercial Code as adopted in the State of Illinois in Mortgagee as Secured Party in the Personal Property as hereinafter provided.


                             GRANTING CLAUSE THREE


  TOGETHER WITH, all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, air rights, development rights and credits and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to, or above or below the Premises.


                             GRANTING CLAUSE FOUR


  TOGETHER WITH, all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, opened or proposed, adjoining the Premises, and in and to any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises.

                             GRANTING CLAUSE FIVE

  TOGETHER WITH, all right, title and interest of Mortgagor in and to all options to purchase or lease the Premises or any portion thereof or interest therein, and any greater estate in the Premises owned or hereafter acquired by Mortgagor.


                              GRANTING CLAUSE SIX

  TOGETHER WITH, all accounts receivable, insurance policies, licenses, franchises, permits, service contracts, management agreements, trade names (including without limitation all right, title and interest of Borrower in the name of "Madison Plaza"), trademarks, service marks, logos, general intangibles, contract rights, interests, estates and other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Premises.


                             GRANTING CLAUSE SEVEN

  TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Mortgagor now has or may hereafter acquire in any and all awards or payments made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Premises, including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages together, in all cases, with any interest thereon.


                             GRANTING CLAUSE EIGHT

  TOGETHER WITH, all proceeds of and any unearned premiums on any insurance policies covering the Premises, including, without limitation, the right to receive and apply the proceeds of any insurance or judgments, or settlements made in lieu thereof, for damage to the Premises.


                             GRANTING CLAUSE NINE

  TOGETHER WITH, all the estate, interest, right, title and other claim or demand which Mortgagor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Premises, including, without limitation, damage arising or resulting from any defect in or with respect to the design or construction of all or any part of the Improvements.


                              GRANTING CLAUSE TEN

  TOGETHER WITH, all deposits or other security or advance payments, including rental payments, made by or on behalf of Mortgagor to others in connection with the ownership or operation of all or any part of the Premises including, without limitation, any such deposits or payments made with respect to (i) insurance policies, (ii) utility service,
(iii) cleaning, maintenance, repair or similar services, (iv) refuse removal or sewer service, (v) rental of equipment, if any, used by or on behalf of Mortgagor, and (vi) parking or similar services or rights.


                            GRANTING CLAUSE ELEVEN


  TOGETHER WITH, all remainders, reversions, leasehold estate, other estate, right, title, interest and other claim or demand of Mortgagor in and to all leases or subleases covering the Premises or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Mortgagor thereunder, including, without limitation, all cash or security deposits, advance rentals and deposits or payments of similar nature.


                            GRANTING CLAUSE TWELVE

  TOGETHER WITH, absolutely and presently, all rents, issues, profits, cash collateral, royalties, income and other benefits, including, without limitation, benefits accruing from all present and future oil, gas and mineral leases and agreements derived from the Premises (collectively, the "Rents"), subject to the
                                                         -----
right, power and authority hereinafter given to Mortgagor as a licensee to collect and apply such Rents prior to the occurrence of a default hereunder.
The foregoing Premises, Personal Property and rights therein, hereinabove described or mentioned are hereinafter collectively referred to as the "Secured
                                                                        -------
Property".
--------

  TO HAVE AND TO HOLD the Premises unto the said Mortgagee, its successors and assigns, forever, for the purposes and uses herein set forth.

  Upon full satisfaction of the Obligations (defined herein), Mortgagor shall request Mortgagee to release this Mortgage and the lien hereof and upon payment by Mortgagor to Mortgagee of any filing fee due any third party in order to record and cause such release of public record, Mortgagee shall so release this Mortgage and the lien hereof as a matter of public record.

                                  DEFINITIONS


  As used in this Mortgage, the following terms shall have the meanings specified below (such meanings to be equally applicable to both the singular and plural forms of the terms defined:

  "Assignment" shall mean the Assignment of Leases, Rents, Income and Cash
   ----------
Collateral dated the date hereof from Mortgagor, as assignor, to Mortgagee, as assignee.

  "Code" shall mean the Uniform Commercial Code of the State of Illinois.
   ----

  "Condemnation Proceedings" shall have the meaning set forth in Subsection
   ------------------------                                      ----------
1.07A hereof.
-----

  "Debt Coverage Ratio" shall mean for any period, a fraction, the numerator of
   -------------------
which shall equal the projected net operating income of the Premises for such period, and the denominator of which shall equal the aggregate of the principal, interest and any other amounts payable for such period with respect to the Obligations.

  "Employee Benefit Plans" shall mean any employee benefit plans (as defined in
   ----------------------
ERISA) maintained at any time by Mortgagor.

  "ERISA" shall mean Internal Revenue Code Section 4975 and the Employee
   -----
Retirement Income Security Act of 1974 and the regulations thereunder.

  "Event of Default" shall have the meaning set forth in Section 3.01 hereof.
   ----------------                                      ------------

  "Governmental Agency" shall mean any governmental department, commission,
   -------------------
board, regulatory authority, bureau, agency or instrumentality, domestic, foreign, federal, state or municipal.

  "Hazardous Material" shall mean and include any oil, flammable explosives,
   ------------------
radioactive materials, asbestos in any form, underground fuel tanks, hazardous, toxic or dangerous waste, chemical, substance or related material, urea formaldehyde foam insulation, polychlorinated biphenyls, or radon gas including, but not limited to, substances defined as such in (or for purposes of) or which may give rise to liability under any Hazardous Materials Laws.

  "Hazardous Materials Laws" shall mean and include (i) the Comprehensive
   ------------------------
Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C.
Section 9601, et seq.; (ii) the Hazardous Materials Transportation Act, as
              -- ---
amended 49 U.S.C.  Section 1801, et seq.; (iii) the Resource Conservation and
                                 -- ---
Recovery Act, as amended, 42 U.S.C. Section 6901, et seq.; (iv) the Clean Water
                                                  -- ---
Act of 1977, 33 U.S.C. Section 1251, et seq.; (v) the Federal Safe Drinking
                                     -- ---
Water Act, 42 U.S.C. Section 300(f) et seq.; (vi) the Federal Toxic Substances
                                    -- ---
Control Act, 15 U.S.C. Sections 2601, et seq.; (vii) the Federal Clean Air Act,
                                      -- ---
42 U.S.C. Section 7401 et seq.; (viii) the Illinois Clean Indoor Air Act, 410
                       -- ---
ILCS 80/1 et seq.; (ix) the Illinois Environmental Protection Act, 415 ILCS 5/1
          -- ---
et seq. and all regulations issued pursuant thereto and any so-called
-- ---
"Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

  "Hazardous Materials Claims" shall have the meaning set forth in Subsection
   --------------------------                                      ----------
1.05F(4) hereof.
--------

  "Impositions" shall have the meaning set forth in Subsection 1.02A hereof.
   -----------                                      ----------------

  "Improvements" shall have the meaning set forth in Granting Clause Two hereof.
   ------------

"Increased Rate" shall mean the rate of twelve and ninety hundredths percent
 --------------
(12.90%) per annum.

  "Land" shall have the meaning set forth in Granting Clause One hereof.
   ----

  "Lease" shall have the meaning set forth in Subsection 1.08A hereof.
   -----                                      ----------------

  "Lessee" shall have the meaning set forth in Subsection 1.08A hereof.
   ------                                      ----------------

  "Loan Documents" shall mean the Note, this Mortgage, the Assignment and any
   --------------
other instrument now or hereafter given to evidence, secure or guaranty the Obligations.

  "Mortgagee's Architect" shall mean an architect or registered engineer
   ---------------------
approved by Mortgagee.

  "Net Rental Rate" shall equal: (i) for a net Lease, the then-current base
   ---------------
annual rental rate per square foot as identified in such Lease; or (ii) for a gross Lease, the then-current base annual rental rate per square foot less: (a) the applicable expense stop, if any, or (b) if an expense stop is not stated, the then current good faith estimate of expenses that are typically recoverable
                 ----------
from the Lessee; however, under no circumstances shall such estimate be less than 95% of the preceding calendar year's actual expenses generally recoverable from Lessees in the Building on a pro rata basis.

  "Obligations" shall mean the full and prompt payment and performance of all of
   -----------
the indebtedness, obligations, covenants, agreements and liabilities of Mortgagor to Mortgagee, together with all interest and other charges thereon, whether direct or indirect, existing, future, contingent or otherwise, due or to become due, under or arising out of or in connection with the Note, this Mortgage, the Assignment or any other Loan Document, any and all modifications, extensions and renewals of any of the foregoing; and any and all expenses and costs of collection or enforcement, including, without limitation, attorneys' fees incurred by Mortgagee in the collection or enforcement of any of the foregoing, or in the exercise of any of the rights or remedies under the Loan Documents or applicable law.

  "Partial Foreclosure" shall have the meaning set forth in Subsection 4.01B
   -------------------                                      ----------------
hereof.

  "Personal Property" shall have the meaning set forth in Granting Clause Two
   -----------------
hereof.

     "Premises" shall have the meaning set forth in Granting Clause Two hereof.
      --------

     "Rents" shall have the meaning set forth in Granting Clause Twelve hereof.
      -----

     "Secured Property" shall have the meaning set forth in Granting Clause
      ----------------
Twelve hereof.

     "Transfer" shall have the meaning set forth in Subsection 1.11B hereof.
      --------                                      ----------------


                                   ARTICLE I

                           COVENANTS AND AGREEMENTS
                           ------------------------

          Mortgagor hereby covenants and agrees as follows:

     1.01 Payment of Obligations. Mortgagor shall pay when due the principal
          ----------------------
of, and the interest on, the indebtedness evidenced by the Note, any future advances necessary to protect the Secured Property and all other charges, fees and all other Obligations as provided in the Loan Documents.

     1.02 Payment of Taxes, Assessments, Etc.
          ----------------------------------

          A.   Impositions. Mortgagor shall pay when due and payable, without
               -----------
notice or demand before any fine, penalty, interest or cost for the non-payment thereof may be added thereto, all taxes, assessments, water and sewer rents, rates and charges, transit taxes, county taxes, charges for public utilities, excises, levies, vault and all other license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever (including penalties, interest, costs and charges accrued or accumulated thereon) which at any time may be assessed, levied, confirmed, imposed upon or become due and payable out of or in respect to, or become a lien on, the Secured Property or any part thereof or any appurtenance thereto, as the case may be (all such taxes, assessments, water and sewer rents, rates and charges, transit taxes, county taxes, charges for public utilities, excises, levies, vault and all other license and permit fees and other governmental charges including all interest, penalties, costs and charges accrued or accumulated thereon, are herein collectively called "Impositions", and individually, an "Imposition").

     B.   Installments. Notwithstanding anything to the contrary contained in
          ------------
Subsection 1.02A above, if by law any Impositions may at the option of the
----------------
taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Impositions), Mortgagor may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Impositions) in installments and, in such event, shall pay such installments as the same respectively become due and before any fine, penalty, further interest or cost may be added thereto.

     C.   Receipts. Mortgagor, upon request of Mortgagee, will furnish to
          --------
Mortgagee within five (5) days before the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority, or other evidence reasonably satisfactory to

Mortgagee evidencing the payment thereof.

          D.   Evidence of Payment.  The certificate, advice or bill issued by
               -------------------
the appropriate official (designated by law either to make or issue the same or to receive payment of any Imposition) of non-payment of an Imposition shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill. Mortgagor agrees to pay Mortgagee, on demand, all charges, costs and expenses of every kind incurred by Mortgagee in connection with obtaining evidence satisfactory to Mortgagee that the payment of all Impositions is current and that there is no Imposition due and owing or which has become or given rise to a lien on the Secured Property or any part thereof or any appurtenance thereto.

          E.   Payment by Mortgagee.  Subject to Subsection G of this Section
               --------------------              ------------         -------
1.02, if Mortgagor shall fail to pay any Imposition in accordance with the
----
provisions of this Section 1.02, Mortgagee may, at its option (but shall be
                   ------------
under no obligation to do so), pay such Imposition and Mortgagor will repay to Mortgagee on demand any amount so paid by Mortgagee, with interest thereon at the Increased Rate to the date of repayment and all such amounts shall be secured by this Mortgage. In no event shall the Increased Rate be greater than the highest interest rate permissible by law.

          F.   Change in Law.  In the event of the passage after the date of
               -------------
this Mortgage of any law of the State of Illinois deducting the Obligations from the value of the Secured Property or any part thereof for the purpose or with the result of taxes being assessed against the Obligations payable by the holder thereof or resulting in any lien thereon, or changing in any way the laws now in force for the taxation of this Mortgage or the Obligations for state or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Mortgagee, then, and in such event, Mortgagor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Mortgagor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the loan secured hereby or the Obligations wholly or partially usurious under any of the terms or provisions of the Note, this Mortgage or otherwise, Mortgagee may, at its option, declare the whole sum secured by this Mortgage with interest thereon to be immediately due and payable without a prepayment premium, or Mortgagee may, at its option, pay that amount or portion of such taxes as renders the loan or Obligations unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said taxes.

          G.   Permitted Contest.  Provided that Mortgagor shall not be in
               -----------------
default under any of the Loan Documents, Mortgagor shall have the right to contest the amount or the validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith. To prevent default hereunder, Mortgagor shall pay in full under protest, in the manner provided by statute, any Impositions which Mortgagor may decide to contest. Upon the conclusion of the proceedings pursuant to which Mortgagor shall have contested the amount or validity of an Imposition, any refund shall be paid to Mortgagor, unless Mortgagor shall be in default under any of the Loan Documents, in which case Mortgagor shall apply such refund to cure such default, and the remainder of such refund, if any, shall be repaid to Mortgagor.

          H.   No Lease Default.  If contesting the validity or amount of any
               ----------------
Imposition
shall cause a breach of any of the terms, conditions or covenants required to be performed by Mortgagor as lessor under any Lease (as hereinafter defined), then Mortgagor shall not have the right to contest the same as provided in Subsection
                                                                      ----------
1.02G, and payment of such Imposition shall be made pursuant to Subsection 1.02A
-----                                                           ----------------
above.

           I.  Joint Assessment.  Mortgagor covenants and agrees, to the extent
               ----------------
permitted by applicable law, not to suffer, permit or initiate the joint assessment of the Premises and Personal Property, or any other procedure, unless required by applicable law, whereby the lien of the personal property taxes shall be assessed or levied or charged to the Secured Property together with real property taxes.

           J.  Tax Service Fee.  Mortgagor covenants and agrees to pay to
               ---------------
Mortgagee on demand all charges, costs and expenses of every kind including, without limitation, a tax service search fee or charge, incurred by Mortgagee at any time or times during the term of this Mortgage in connection with obtaining evidence satisfactory to Mortgagee that the payment of any and all real estate, ad valorem, and other taxes and/or assessments is current and that there are no such taxes or assessments due or owing which have become or given rise to a lien on the Premises or any part thereof. The Premises consist of two parcels of land for tax identification purposes, and the amount of the real estate tax search service charge shall not exceed $5,000 throughout the term of this Mortgage.

     1.03  Insurance.
           ---------

           A.  Extended Coverage.  Mortgagor, at its sole cost and expense,
               -----------------
shall keep the Personal Property and the Improvements insured during the term of this Mortgage against loss or damage by fire and against loss or damage by other risks now embraced by "All Risk Replacement Cost Coverage," so called with an agreed amount endorsement, in amounts and from carriers acceptable to Mortgagee which have a minimum A.M. Best rating of B+, or comparable, and otherwise in amounts, forms and substance satisfactory to Mortgagee in its sole discretion, but in no event shall the amounts be less than the greater of (1) 100% of the full replacement cost of the Personal Property and the Improvements, including work performed for tenants, without deduction for depreciation; (2) the amounts required to prevent any insured from becoming a co-insurer under the terms of such insurance; or (3) $125,000,000.

           B.  Additional Coverage.  Mortgagor, at its sole cost and expense,
               -------------------
shall at all times also maintain:

               (1) Personal injury and property damage liability insurance against claims for bodily injury, death or property damage, occurring on, in or about the Secured Property or in or about the adjoining streets, sidewalks and passageways; such insurance to afford protection, during the term of this Mortgage, in amounts and in form and substance satisfactory to Mortgagee;

               (2) Rent or business interruption insurance in an amount not less than the greater of (a) $15,447,223, or (b) one year's aggregate rentals (including, without limitation, minimum rentals, escalation charges, percentage rents, based on sales projections acceptable to Mortgagee, and other additional rentals, and any other amounts payable by tenants or other occupants under Leases or otherwise) payable by all tenants and other occupants at the

Premises, which amount shall be increased from time to time upon the leasing of space at the Premises or upon the increase in aggregate rentals (including the other items referred to above);

               (3) War risk insurance upon the building and other Improvements as and when such insurance is obtainable from the United States of America or any agency or instrumentality thereof for the maximum amount of insurance obtainable, not to exceed the outstanding principal amount of the Note;

               (4) Such other insurance, including, without limitation, all risk in such amounts and in form and substance as may from time to time be required by Mortgagee against other insurable hazards, including, but not limited to, malicious mischief, vandalism, windstorm, earthquake, nuclear reaction or radioactive contamination, which at the time are commonly insured against and generally available in the case of premises similarly situated, due regard being or to be given to the height and type of Improvement, its location, construction, use and occupancy;

               (5) If the Improvements are located in a flood hazard area, flood insurance on the Improvements in an amount equal to the lesser of "full replacement cost" thereof or the maximum amount of insurance obtainable; and

               (6) Insurance against loss or damage from (a) leakage of sprinkler systems and (b) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed in or on the Premises in such amounts as Mortgagee shall from time to time require.

           C.  Separate Insurance.  Mortgagor shall not carry separate
               ------------------
insurance, concurrent in kind or form, and contributing, in the event of loss, with any insurance required hereunder. Mortgagor may, however, effect for its own account any insurance not required under the provisions of this Mortgage but any such insurance effected by Mortgagor on the Secured Property whether or not required under this Section 1.03 shall be for the mutual benefit of Mortgagor
                    ------------
and Mortgagee, as their respective interests may appear, and shall be subject to all other provisions of this Section 1.03.
                             ------------

           D.  Insurers; Policies.  All insurance provided for in this Section
               ------------------                                      -------
1.03 shall be effected under valid and enforceable policies issued by
----
financially responsible insurers authorized to do business in the State of Illinois, which policies and insurers are approved in writing by Mortgagee. The proceeds of all such policies shall be deposited with and held by Mortgagee. All casualty insurance policies and rent insurance policies shall be payable to Mortgagee pursuant to a standard non-contributory first mortgage endorsement in favor of Mortgagee, and such policies shall contain a waiver of subrogation endorsement, and shall name Mortgagee as loss payee or mortgagee (and additional insured, as appropriate) all in form and content satisfactory to Mortgagee. All original policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice to Mortgagee. Not less than thirty (30) days prior to the expiration dates of the policies theretofore furnished pursuant to this Mortgage, originals, or copies certified as true and correct by the issuer of the policies, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Mortgagee of such payment, shall be delivered by Mortgagor to Mortgagee. In the event of a change in ownership of the Secured Property immediate notice thereof shall be delivered to all insurers by Mortgagor.

           E.  Mortgagee's Right to Provide Coverage.  If Mortgagor fails to
               -------------------------------------
provide, maintain, keep in force or deliver and furnish to Mortgagee the original or certified copies of policies of insurance required by this Section
                                                                       -------
1.03, Mortgagee may, at its sole option, procure such insurance and Mortgagor
----
will reimburse Mortgagee for all premiums thereon promptly upon demand by Mortgagee with interest thereon at the Increased Rate to the date of reimbursement and all such amounts shall be secured by this Mortgage.

           F.  Damage or Destruction.  After the happening of any casualty to
               ---------------------
the Secured Property or any part thereof, Mortgagor shall give prompt written notice thereof to Mortgagee or its authorized representative and the following shall apply:

               (1) In the event of any damage or destruction of all or any part of the Secured Property, all proceeds of insurance shall be payable to Mortgagee, and Mortgagor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Mortgagee. Insurance proceeds held by Mortgagee may be commingled with other funds in Mortgagee's or its authorized representative's possession, shall constitute additional security for the Obligations and Mortgagor shall not be entitled to the payment of interest thereon; provided, however, that in the event such insurance proceeds exceed $100,000 and such funds will be used for restoration or repair as provided below, such funds shall constitute additional security for the Obligations, but at Mortgagor's written request, such proceeds shall be deposited into an interest-bearing account at a bank or other financial institution satisfactory to Mortgagee, and held in accordance with a written escrow agreement satisfactory to Mortgagee and its legal counsel. Interest on such escrowed funds shall be added to, become a part of, and be disbursed as part of such insurance proceeds. Until said escrow agreement is executed and delivered, such monthly deposits shall not be held in an interest-bearing account and shall be held by Mortgagee as provided above. Any and all escrow fees and other costs associated with establishing such third-party escrow shall be borne by Mortgagor. Mortgagee by itself or through its authorized representative is hereby authorized and empowered by Mortgagor to participate in any settlement, adjustment or compromise of any claims for loss, damage or destruction under any policy or policies of insurance. Mortgagor may not settle, adjust or compromise any claim without Mortgagee's consent, not to be unreasonably withheld; provided, however, that Mortgagor may, without Mortgagee's consent, settle, adjust or compromise any claim if the resulting settlement, adjustment or compromise is in an amount sufficient to satisfy the Obligations in full, and such Obligations are actually paid in full.

               (2) In the event of any such damage or destruction, subject to Subsection 1.03G, Mortgagee shall have the option in its sole and absolute
----------------
discretion and without regard to the adequacy of its security hereunder, of applying all or part of the insurance proceeds (a) to the Obligations, whether or not then due, in the inverse order of maturity, or (b) to the repair or restoration of the Secured Property, or (c) to cure any then current default under any of the Loan Documents, or (d) to reimburse the Mortgagee and its authorized representative for its reasonable costs and expenses in connection with the recovery of such insurance proceeds, or (e) any combination of the foregoing.

               (3)  Nothing herein contained shall be deemed to excuse
Mortgagor
from repairing or maintaining the Secured Property as provided in Section 1.05
                                                                  ------------
hereof or restoring all damage or destruction to the Secured Property, regardless of whether there are insurance proceeds available or whether such proceeds are sufficient in amount, and the application or release by Mortgagee of any insurance proceeds shall not cure or waive any Event of Default (as hereinafter defined) or notice of default under this Mortgage or invalidate any act done pursuant to such notice.

           G.  Mortgagor's Use of Proceeds.
               ---------------------------

               (1) Notwithstanding any provision herein to the contrary, in the event of any destruction to the Premises by fire or other casualty (except for any destruction which occurs during the last twelve (12) months of the loan term), the insurance proceeds shall be made available to Mortgagor for repair and restoration of the property so damaged or destroyed, after deducting and payment to Mortgagee of Mortgagee's reasonable costs of collection and disbursement of such proceeds, subject to each and all of the following conditions:

                    (a) that Mortgagor is not then in default under any of the terms, covenants and conditions of the Note, this Mortgage, any other agreement securing repayment of the indebtedness evidenced by the Note, and at all times while restoration work progresses no such default shall occur;

                    (b) that, except as provided in (h) below, Mortgagee shall be satisfied that by the expenditure of such proceeds the Improvements will be fully restored within a reasonable period of time to not less than their value immediately preceding the loss or damage, free and clear of all liens, except the lien and security title of this Mortgage, a lien for property taxes and such other liens as are specifically approved by Mortgagee in writing or otherwise permitted under the terms of this Mortgage;

                    (c) that in the event such proceeds shall be insufficient to restore or rebuild the Improvements, Mortgagor shall deposit promptly with Mortgagee funds which, together with such proceeds, shall be sufficient in Mortgagee's reasonable judgment to restore and rebuild the Secured Property;

                    (d) that Mortgagor shall use its best efforts to obtain a waiver of the right of subrogation from any insurer under such policies of insurance who, at that time, claims that no liability exists as to Mortgagor or the then owner or the assured under such policies;

                    (e) that the excess of the proceeds above the amount necessary to complete such restoration and compensate Mortgagor for all other losses shall be applied at Mortgagee's option on account of the indebtedness or obligation hereby secured (in inverse order of maturity and without payment of any prepayment premium);

                    (f) Mortgagor shall have delivered to Mortgagee and Mortgagee shall have reviewed and approved in writing the plans and specifications for the restoration worked signed by Mortgagor and describing the nature and type of expenses and amounts thereof estimated by Mortgagor for said restoration work, including, but not limited to, the cost of material and supplies, architect and designer fees, general contractor's fees and the anticipated monthly disbursement schedule, and Mortgagee shall have given to Mortgagor written approval of such budget and the cost breakdown (if Mortgagor determines that its actual expenses do or will differ from its estimated budget, it will so advise Mortgagee promptly) which approval will not be unreasonably withheld, delayed or conditioned;

                    (g) Mortgagor has delivered to Mortgagee evidence reasonably satisfactory to Mortgagee, and Mortgagee has determined in its sole reasonable discretion, that sufficient leases of the property existing at the time of the loss or damage will remain in full force and effect through the projected period of repair and restoration, without abatement of rent during such period (except for rent during the period of repair and restoration for which rental loss insurance proceeds are available), which, together with rental loss insurance proceeds available due to the casualty, produce rental income to Mortgagor of at least 110% of the debt service on the Obligations for such period; and

                    (h) in Mortgagee's reasonable judgment, such restoration work can be completed prior to the maturity of the Note.

In the event any of the conditions described above are not or cannot be satisfied, then such proceeds shall be disposed of as otherwise provided in Subsection F(2). Under no circumstances shall Mortgagee become obligated to
---------------
take any action to restore the premises.

               (2) Disbursement of the proceeds during the course of reconstruction shall be upon the certification of Mortgagee's Architect as to the cost of the work done and the conformity of the work to plans and specifications approved by Mortgagee, and evidence supplied by a title insurance company acceptable to Mortgagee that there are no liens arising out of the reconstruction or otherwise, except those liens for which Mortgagor holds funds for disbursement in amounts adequate to pay the lienor in full. Notwithstanding the above, a portion of the proceeds may be released prior to the commencement of reconstruction to pay for items approved by Mortgagee in its sole discretion. Disbursements shall be made within ten (10) business days after a request by Mortgagor. No payment made prior to the final completion of work shall exceed ninety percent (90%) of the value of the work performed from time to time, and at all times the undisbursed balance of said proceeds remaining with the Mortgagee must be at least sufficient to pay for the cost of completion of the work free and clear of liens. Final payment shall be upon a certification of Mortgagee's Architect as to completion in accordance with plans and specifications approved by Mortgagee.

               (3) At such time as Mortgagee's Architect shall certify to Mortgagee that the damaged or destroyed portion of the Secured Property has been completed in accordance with plans and specifications approved by Mortgagee, the work shall be deemed completed. With Mortgagee's prior written consent, which may be granted or withheld in Mortgagee's sole discretion, any certification required to be made by an architect or registered engineer may be made by a reputable contractor approved by Mortgagee. The balance of the insurance proceeds so deposited after full disbursement in accordance with Subsection
                                                                 ----------
1.03G, at the sole option of Mortgagee, shall be either (a) returned to
-----
Mortgagor, it being understood that such obligation of reimbursement shall not exceed the amount of insurance proceeds for such restoration and/or repair, or
(b) applied to the payment of installments of the Obligations in inverse order of maturity whether or not such installments shall be due and payable (without payment of any prepayment premium by Mortgagor).

               (4) In all cases where any destruction to the Secured Property by fire or other casualty occurs during the last twelve (12) months of the loan term, or Mortgagor is not proceeding with the repair or restoration in a manner that would entitle Mortgagor to have the proceeds disbursed to it, or for any other reason Mortgagor shall not be entitled to such proceeds pursuant to the terms of this Mortgage, Mortgagee shall have the options set forth in Subsection
                                                                      ----------
F(2) above.
----

               (5) Under no circumstances shall Mortgagee become personally liable for the fulfillment of the terms, covenants and conditions contained in any of the Leases or obligated to take any action to restore the Secured Property.

           H.  Transfer of Interest in Policies.  In the event of foreclosure of
               --------------------------------
this Mortgage or other transfer of title or assignment of the Secured Property in extinguishment, in whole or in part, of the Obligations, all right, title and interest of Mortgagor in and to all policies of insurance required by this
Section 1.03 shall inure to the benefit of and pass to the successor in interest
------------
to Mortgagor or the purchaser or grantee of the Secured Property. If any claim under any insurance policy shall be paid after the extinguishment of the Obligations, and if such foreclosure of this Mortgage, or other transfer of title to or assignment of the Secured Property, shall have resulted in extinguishing the Obligations for an amount (the "Consideration") less than the
                                                  -------------
amount (the "Debt") equal to the unpaid Obligations, with interest thereon at
             ----
the Increased Rate, plus counsel fees, costs and other disbursements incurred by Mortgagee at the time of the extinguishment of the Obligations, then the portion of the payment in satisfaction of the claim which is equal to the difference between the Consideration and the Debt shall belong to and be the property of Mortgagee and shall be paid to Mortgagee, and Mortgagor hereby assigns, transfers and sets over to Mortgagee all of Mortgagor's right, title and interest in and to said sum. The balance, if any, shall be paid to Mortgagor.

     1.04  Escrow Deposits.  To further secure the payment of the Impositions
           ---------------
and the premiums for the insurance required by this Mortgage, Mortgagor will deposit with Mortgagee, or its designee, on the due date of each monthly installment of principal and interest under the Note, a sum which shall be equal to one-twelfth (1/12) of the annual total of the Impositions and such insurance premiums, one month prior to the date when such Impositions and such insurance premiums shall become due and payable. Such deposits shall be held by Mortgagee, or its designee, without obligation for the payment of interest thereon to Mortgagor, free of any liens or claims on the part of creditors of Mortgagor and as a part of the security of Mortgagee, and shall be used by Mortgagee, or its designee, to pay current Impositions and insurance premiums as the same shall become payable. Said deposits shall not be, nor be deemed to be, trust funds but may be commingled with general funds of Mortgagee, or its designee. If at any time and for any reason Mortgagee determines that said deposits are insufficient to pay the Impositions and insurance premiums in full as they become payable, Mortgagor will deposit with Mortgagee, or its designee, within ten (10) days after demand therefor, such additional sum or sums as may be required in order for Mortgagee, or its designee, to pay such Impositions and insurance premiums in full. It shall be the responsibility of Mortgagor to furnish bills to Mortgagee in sufficient time for Mortgagee to pay the Impositions and insurance premiums before any penalty attaches and before the policies lapse. Upon any Event of Default, Mortgagee may, at its option, in its sole and absolute discretion and without regard to the adequacy of its security hereunder, apply any such deposits to the payment of the Obligations in such manner as it may elect.

     1.05  Care and Use of Premises.
           ------------------------

           A.  Maintenance and Repairs.  Mortgagor, at its sole cost and
               -----------------------
expense, will take good care of the Secured Property and the sidewalks and curbs adjoining the Secured Property and will keep the same in good order and condition, and make all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, unforeseen and foreseen, and will not commit or suffer to be committed any waste of the Secured Property and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Secured Property or any part thereof.

           B.  Standard of Repairs.  The necessity for and adequacy of repairs
               -------------------
to the Improvements pursuant to Subsection 1.05A shall be measured by the
                                ----------------
standard which is appropriate for a first-class office building and related facilities of similar construction and class, and similarly situated, provided that Mortgagor shall in any event make all repairs necessary to avoid any structural damage to the Improvements and to keep the Improvements in a proper condition for their intended use. When used in this Section 1.05, the terms
                                                    ------------
"repair" and "repairs" shall include all necessary renewals and replacements. All repairs made by Mortgagor shall be made with new first-class materials and in a good, substantial and workmanlike manner and shall be equal or better in quality and class to the original work.

           C.  Notice to Mortgagee.  Mortgagor will notify Mortgagee promptly of
               -------------------
any damage to the Secured Property the cost of which to repair is in excess of $100,000.

           D.  Removal of Equipment.  Mortgagor shall have the right, at any
               --------------------
time and from time to time, to remove and dispose of equipment which may have become obsolete or unfit for use or which is no longer useful in the operation of the Secured Property. Mortgagor will promptly replace any such equipment so disposed of or removed with other equipment of a value and serviceability equal to or greater than the original value and serviceability of the equipment so disposed of or removed, free of superior title, liens and claims; except that, if by reasons of technological or other developments in the operation and maintenance of buildings of the general character of the Improvements, no replacement of the building equipment so removed or disposed of is necessary or desirable in the proper operation or maintenance of said Improvements, Mortgagor shall not be required to replace same. All such replacements or additional equipment shall be covered by the security interest herein granted.

           E.  Compliance With Laws and Insurance.  Mortgagor shall promptly
               ----------------------------------
comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, including, without limitation, all zoning, building code, environmental protection and equal employment opportunity statutes, ordinances, regulations, orders and restrictions, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Secured Property and the sidewalks and curbs adjoining the Secured Property or to the use or manner of use of the Secured Property whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements. Mortgagor shall not bring or keep any article upon any of the Secured Property or cause or permit any condition to exist thereon which would be prohibited by or could invalidate any insurance coverage maintained, or required hereunder to be maintained, by

Mortgagor on or with respect to any part of the Secured Property, and further shall do all other acts which from the character or use of the Secured Property may be necessary to protect the security hereof, the specific enumerations herein not excluding the general. Mortgagor covenants and agrees to take all reasonable steps necessary to cause the Improvements to comply with the Americans with Disabilities Act of 1990, as amended (42 U.S.C. (S) 12101, et
                                                                          --
seq.) and regulations promulgated thereunder;  Mortgagor shall commence such
---
actions within a year from the date hereof and shall diligently pursue the same, except that as to tenant spaces occupied by tenants, Mortgagor shall bring such spaces into compliance after vacation by the tenant.

           F.  Hazardous Materials.
               -------------------

               (1) Mortgagor hereby indemnifies and agrees to defend, protect and hold Mortgagee its directors, officers, employees or agents, and any successor or successors to Mortgagee's interest in the chain of title to the Secured Property, harmless from and against any and all losses, liabilities, fines, charges, damages, injuries, penalties, response costs, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Mortgagee, including, without limitation,

                    (a)  all foreseeable consequential damages;

                    (b) the costs of any required or necessary repair, cleanup or detoxification of the Secured Property, and the preparation and implementation of any closure, remedial or other required plans; and

                    (c) all reasonable costs and expenses incurred by Mortgagee in connection with clauses (a) and (b) above, including, but not limited to, attorneys' fees and expenses,

                         (i)   for, with respect to, or as a direct or indirect
result of (A) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from, the Secured Property or any other property legally or beneficially owned (or any interest or estate which is owned) by Mortgagor of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under Hazardous Materials Laws to the extent such Hazardous Materials were present, escaped, seeped, leaked, spilled, discharged, emitted or released during or prior to Mortgagor's ownership of the Secured Property, but regardless of whether or not caused by, or within the control of, Mortgagor or any predecessor in title or any employees, agents, contractors or subcontractors of Mortgagor, or any third persons at any time, occupying or present on or otherwise affecting the Secured Property; or (B) the transport, treatment, storage or disposal of Hazardous Materials to or at any location by Mortgagor or by any other party directly or indirectly affiliated with it, or at the direction or on behalf of any of them;

                         (ii)  arising out of or related to any breach of
Mortgagor's obligations under this Subsection 1.05F or any inaccuracy,
                                   ----------------
incompleteness or misrepresentation under Subsections 2.03C and D below,
                                          -----------------------
irrespective of whether any of such actions or circumstances were or will be in compliance with applicable laws, regulations, codes or ordinances; or

                         (iii) arising out of the enforcement or attempted
enforcement of this indemnity.

Such indemnification and hold harmless agreement shall survive (i) the repayment of all sums due under the Note; (ii) the release of the Secured Property or any portion thereof; (iii) the reconveyance of or foreclosure under this Mortgage (notwithstanding that all or a portion of the obligations secured by this Mortgage shall have been discharged thereby); (iv) the acquisition of the Secured Property by Mortgagee; and/or (v) the transfer of all of Mortgagee's rights in and to the Note and/or the Secured Property.

               (2) Mortgagor shall keep and maintain the Secured Property in compliance with, and shall not cause or permit the Secured Property to be in violation of, any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions on, under or about the Secured Property including, but not limited to, soil and ground water conditions. Mortgagor shall not use, generate, manufacture, store, dispose of or permit to exist in, on, under or about the Secured Property any Hazardous Material except in such quantities or concentrations as would not constitute a violation of any Hazardous Materials Laws and which would not otherwise create an environmentally unsafe or unsound condition. Mortgagor hereby agrees at all times to comply fully and in a timely manner with, and to cause all of its employees, agents, contractors and subcontractors and any other persons occupying or present on the Secured Property to so comply with, all Hazardous Materials Laws.

               (3) If Mortgagor or Mortgagee receive notice from any Governmental Agency or any Lessee that Mortgagor is in violation of any Hazardous Materials Laws, then if Mortgagor does not initiate the following action on its own within thirty (30) days of Mortgagor's receipt of such notice (or receipt of a copy of such notice), promptly, upon the written request of Mortgagee, but not more frequently than once every three (3) years, Mortgagor shall provide Mortgagee, at Mortgagor's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Mortgagee, to assess, the presence or absence of any Hazardous Material and the potential costs in connection with abatement, cleanup or removal of any Hazardous Material found on, under, at or within the Secured Property and Mortgagor shall cooperate in the conduct of such environmental audit.

               (4) Mortgagor represents and warrants that, to the best of its knowledge, (a) no enforcement, cleanup, removal or other governmental or regulatory actions have, at any time, been instituted, contemplated or threatened against the Secured Property, or against Mortgagor with respect to the Secured Property, pursuant to any Hazardous Materials Laws; (b) no violation or non-compliance with Hazardous Materials Laws has occurred with respect to the Secured Property at any time; and (c) no claims have, at any time, been made or threatened by any third party against the Secured Property or against Mortgagor with respect to the Secured Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a), (b) and (c) above are hereinafter referred to as "Hazardous Materials Claims"). Mortgagor shall promptly advise Mortgagee in writing if any Hazardous Materials Claims are hereafter asserted, or if Mortgagor obtains knowledge of any discharge, release, or disposal of any Hazardous Materials in, on, under or about the Secured Property, [or that any of the conditions described in clause (d)
     above has occurred].

                    (5) Without Mortgagee's prior written consent, Mortgagor shall not take any remedial action in response to the presence of any Hazardous Materials on, under or about the Secured Property, nor enter into any settlement agreement, consent decree, or other compromise in respect to any Hazardous Materials Claims, which remedial action, settlement, consent or compromise might, in Mortgagee's reasonable judgment, impair the value of Mortgagee's security hereunder; provided, however, that Mortgagee's prior consent shall not be necessary in the event that the presence of any Hazardous Material on, under, or about the Secured Property either poses an immediate threat to the health, safety or welfare of any individual or is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Mortgagee's consent before taking such action, provided that in such event Mortgagor shall notify Mortgagee as soon as practicable of any action so taken. Mortgagee agrees not to withhold its consent, where such consent is required hereunder, if either (i) a particular remedial action is ordered by a court of competent jurisdiction, or (ii) Mortgagor establishes to the reasonable satisfaction of Mortgagee that there is no reasonable alternative to such remedial action which would result in less impairment of Mortgagee's security hereunder.

                    (6) Mortgagee shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated by any person or entity in connection with any Hazardous Materials Claims and, in such case, to have its reasonable attorneys' fees and costs incurred in connection therewith paid by Mortgagor.

               G.   Intentionally Omitted
                    ---------------------


               H.   Compliance With Instruments of Record.  Mortgagor will
                    -------------------------------------
promptly perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions of all instruments of record affecting the Secured Property, non-compliance with which may affect the priority of the lien of this Mortgage, or which may impose any duty or obligation upon Mortgagor or any lessee or other occupant of the Secured Property or any part thereof, and Mortgagor shall do or cause to be done all things necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of or constituting any portion of the Secured Property.

               I.   Alteration of Secured Property. Mortgagor will not
                    ------------------------------
demolish, remove, construct, restore, add to or alter any Improvement or any extension thereof, nor consent to or permit any such demolition, removal, construction, restoration, addition or alteration without Mortgagee's prior written consent (which consent will not be unreasonably withheld), except for
(1) tenant improvement work and tenant alterations provided for in any Lease in effect on the date hereof and any other Lease approved by Mortgagee in writing, any Lease for which Mortgagee's approval is not required, or any Lease for which Mortgagee is deemed to have given its approval under the provisions of Section 1.08(F) of this Mortgage, but such deemed approval shall be sufficient for purposes of this Section 1.05(I) ONLY if the written request for approval of
                                 ----
such Lease specifies that the request includes a request for approval of alterations of the Secured Property not otherwise permitted and describes the estimated cost thereof and attaches the work letter or refers to the work letter attached to the lease, and (2) ordinary, non-structural maintenance work, and
(3) structural repairs and restorations having a cost of less than $100,000.

          J.  Parking. Mortgagor will grant no parking rights in the Secured
              -------
Property other than those provided for in existing Leases and Leases otherwise approved by Mortgagee or Leases otherwise permitted without Mortgagee's consent, except with Mortgagee's prior written consent. Subject to casualty and condemnation the Secured Property shall contain at all times not less than eighty-nine (89) on-site parking spaces of the sizes presently located therein, or such lesser number of parking spaces as shall comply with applicable law and the Leases, said parking spaces to be located in an underground garage. If any part of the automobile parking areas included within said Secured Property is taken by condemnation or said areas are otherwise reduced, Mortgagor will provide parking facilities in kind, size and location to comply with all Leases, and before making any contract therefor will furnish to Mortgagee satisfactory assurance of completion thereof free of liens and in conformity with all governmental zoning ordinances and regulations.

          K.  Entry on Secured Property. Mortgagee or its representative is
              -------------------------
hereby authorized, subject to the rights of tenants at the Secured Property to enter upon and inspect the Secured Property at all reasonable times and as often as Mortgagee deems necessary or appropriate.

          L.  No Consent to Alterations or Repairs. Nothing contained in this
              ------------------------------------
Mortgage shall be deemed or construed in any way as constituting the consent or request of Mortgagee, express or implied by inference or otherwise to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Secured Property or any part thereof.

          M.  Mechanics Liens.  Mortgagor will discharge, pay, or bond, or
              ---------------
cause to be discharged, paid or bonded, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Secured Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, and Mortgagor will do or cause to be done everything necessary so that the lien of this Mortgage shall be fully preserved, at the cost of Mortgagor without expense to Mortgagee.

          N.  Use of Secured Property by Mortgagor. Mortgagor will use, or cause
              ------------------------------------
to be used, the Secured Property principally and continuously as and for a first class office building with related commercial facilities. Mortgagor shall not use, or permit the use of the Secured Property or any part thereof for any other principal use without the prior written consent of Mortgagee.

          O.  Use of Secured Property by Mortgagor. Mortgagor shall not suffer
              ------------------------------------
or permit the Secured Property, or any portion thereof, to be used by the public as such, without restriction or in such manner as might impair Mortgagor's title to the Secured Property or any portion thereof, or in such manner as might make possible a claim or claims of adverse usage or adverse possession by the public, or of implied dedication of the Secured Property or any portion thereof.

          P.  Management. Management of the Premises shall be satisfactory to
              ----------
Mortgagee (and shall be deemed satisfactory if same is in compliance with
Section 1.08(D)
---------------
hereof) and shall be performed by Mortgagor or a management company approved in writing by Mortgagee and under a management contract satisfactory to Mortgagee (approval of such management company and/or management contract not to be unreasonably withheld by Mortgagee), which management contract shall be subject and subordinate to the rights and title of Mortgagee under this Mortgage.

     1.06 Financial Information.
          ---------------------

          A.   Audit.  Mortgagor will keep and maintain complete and accurate
               -----
books and records of the earnings and expenses of the Secured Property and, without expense to Mortgagee, furnish to Mortgagee, within one hundred twenty
(120) days after the end of each fiscal year of Mortgagor, an annual audit prepared and certified by an independent certified public accountant reasonably satisfactory to Mortgagee, in accordance with generally accepted accounting principles relating to real estate consistently applied, which shall include:
(1) a statement of financial position by Mortgagor with respect to the Secured Property, (2) a statement of funds cash flows by Mortgagor with respect to the Secured Property, (3) a detailed statement summary of operations relating to the ownership and operation of the Secured Property, including, without limitation, all rents and other income derived therefrom and all expenses paid or incurred in connection therewith, and (4) such interim summary of operations statements of financial position as may be required by Mortgagee. Mortgagor shall also provide to Mortgagee, within one hundred twenty (120) days after the end of each fiscal year of Mortgagor, such financial information sufficient for Mortgagee to determine the net worth of Overseas Partners Capital Corp. ("OPCC") and Overseas Holding Company, Inc. ("Holding") (such entity to be renamed Overseas Partners Capital Corp. in the future); provided, however, that if all outstanding stock in OPCC is transferred to Holding and OPCC transfers to Holding all of the outstanding stock in all OPCC subsidiaries owned as of the date hereof by OPCC, then from and after the occurrence of such transfer, Mortgagor shall only provide such information as relates to Holding.

          B.   Right to Inspect Books and Records. Mortgagee or its
               ----------------------------------
representative shall have the right to examine and make copies of such books and records and all supporting vouchers and data at the Premises or at Mortgagor's principal place of business at Mortgagor's expense (excluding the cost of travel, lodging and meals); provided that Mortgagee shall exercise such rights no more often than one (1) time per calendar year.

     1.07 Condemnation.
          ------------

          A.   Mortgagee's Right to Participate in Proceedings. If the Secured
               -----------------------------------------------
Property, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain (collectively, "Condemnation Proceedings"), Mortgagee shall have the right to participate in any such Condemnation Proceedings and the award or payment that may be made in any such Condemnation Proceedings is hereby assigned to Mortgagee and shall be deposited with Mortgagee and disbursed in the manner set forth in this Section 1.07.
                                                             ------------
Mortgagor will give Mortgagee immediate notice of the actual or threatened commencement of any Condemnation Proceedings affecting all or any part of the Secured Property, including severance and consequential damage and change in grade in streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings. Notwithstanding the foregoing, Mortgagee is hereby authorized, at its option, to commence, appear in and prosecute with Mortgagor, in its own or Mortgagor's name, any action or proceeding relating to any such condemnation. No settlement for the damages sustained thereby shall be made by Mortgagor without Mortgagee's prior written approval thereof (such approval not to be unreasonably withheld, delayed or conditioned), except that Mortgagee's consent or approval is not required when the Obligations would be paid in full and are actually paid in full from the proceeds of such settlement. Mortgagor agrees to execute any and all further documents that may be required in order to facilitate the collection of any award or awards and the making of any such deposit.

          B.  Application of Condemnation Award.  If at any time title or
              ---------------------------------
temporary title to the whole or any part of the Secured Property shall be taken in Condemnation Proceedings or pursuant to any agreement between Mortgagor, Mortgagee and those authorized to exercise the right to condemnation, Mortgagee, at its option in its sole and absolute discretion and without regard to the adequacy of its security hereunder, shall have the right to apply such award or proceeds which it receives to payment of the Obligations in inverse order of maturity. In the event that all or substantially all of the Secured Property is taken and the amount of the award or proceeds received by Mortgagee shall not be sufficient to pay the then unpaid balance of the Obligations, then the balance of the Obligations shall, at the option of Mortgagee, become immediately due and payable and Mortgagor shall, within thirty (30) days after the application of the award or proceeds as aforesaid, pay such deficiency to Mortgagee. "Substantially all of the Secured Property" shall be deemed to have been taken if the remainder of the Secured Property (1) in the sole opinion of Mortgagee's Architect, cannot be capable of being restored to a self-contained and architecturally complete unit or units or (2) in the sole reasonable opinion of Mortgagee, the balance of the Secured Property as restored will not be economically viable and capable of supporting all carrying charges and operation and maintenance expenses.

          C.  Reimbursement of Costs.  In the case of any taking covered by the
              ----------------------
provisions of this Section 1.07, Mortgagee (to the extent that Mortgagee has not
                   ------------
been reimbursed therefor by Mortgagor) shall be entitled, as a first priority, to the reimbursement out of any award or awards for all reasonable costs, fees, reimbursements to Mortgagee and expenses incurred in the determination and collection of any such awards.

          D.  Existing Obligations.  Notwithstanding any taking by Condemnation
              --------------------
Proceedings, Mortgagor shall continue to pay the monthly installments due under the Note as well as all other sums secured by this Mortgage at the rate provided therein until any such award or payment shall have been actually received by Mortgagee and applied to the Obligations. Any reduction in the Obligations resulting from Mortgagee's application of such award or payment as hereinabove set forth shall be deemed to take effect only on the date of receipt by Mortgagee. If prior to Mortgagee's receipt of such award or payment the Secured Property shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive said award or payment to the extent of any portion of the Obligations still unpaid after application of the proceeds of the foreclosure sale, with interest thereon at the Increased Rate, plus attorneys' fees at such attorneys' standard rates and other costs and disbursements actually incurred by Mortgagee in connection with the collection of such award or payment and in establishing the deficiency. The application of condemnation proceeds to the Obligations, whether or not then due or not then due or payable, shall not postpone, abate or reduce any of the periodic installments of principal and/or interest thereafter to become due under this Mortgage until the Obligations are paid in full.

          E.  Application of Award.  Notwithstanding any provision contained
              --------------------
herein to the contrary, if all or any part of the Premises shall be taken in a Condemnation Proceeding (except for a taking which occurs during the last twelve
(12) months of the loan term), Mortgagee shall, after deducting Mortgagee's costs in connection with the disbursement of funds, apply the award or payment to the cost to restore, repair or alter the remaining portion of the Secured Property, subject to the provisions of Subsection 1.03(G) (which shall apply in
                                       ------------------
all respects except that any reference therein to insurance proceeds shall be deemed to refer to the award or payment in the taking and Mortgagor shall likewise have the right to request that the award be deposited in an interest-bearing account if the award is in excess of $100,000, in accordance with the provisions of Section 1.03(F)(1) hereof), and Mortgagor will promptly restore,
              ------------------
repair or alter the remaining Secured Property. The provisions of this Subsection 1.07E shall not apply unless (1) the balance of the Improvements
----------------
shall, in the opinion of Mortgagee's Architect, be capable of being restored to a self-contained and architecturally complete unit or units, (2) the balance of the Improvements after restoration to a self-contained and architecturally complete unit or units shall, in the opinion of Mortgagee, be economically viable and capable of supporting all carrying charges and operating and maintenance expenses of the Secured Property, after reduction, if any, of the Obligations in accordance with the following sentence, and (3) Mortgagor shall furnish to Mortgagee evidence satisfactory to Mortgagee that the Improvements so restored or reconstructed and their use would fully comply with all zoning and building laws, ordinances and regulations, and with all other applicable federal, state and municipal laws and requirements. The balance of the condemnation award or payment so deposited with Mortgagee, after disbursement in accordance with this Subsection 1.07E, shall be applied to the Obligations in
                     ----------------
inverse order of maturity, whether or not the same shall then be due and payable. All awards and payments and other sums deposited with Mortgagee, until expended or applied as provided in this subsection, may be commingled with the general funds of Mortgagee and shall constitute additional security for the Obligations and shall not bear interest. In all cases where a taking occurs during the last twelve (12) months of the loan term, or if Mortgagee has determined in its sole reasonable discretion that leases remaining in effect after the taking do not produce rental income of at least 110% of the debt service on the Obligations for such period (taking into account any rent loss insurance proceeds available with respect to such taking), or where any of the conditions set forth in Section 1.03G(1)(a), (b), (c), (e) and (f) are not satisfied, or in Mortgagee's sole reasonable judgment Mortgagor is not proceeding with the repair or restoration in a manner that would entitle Mortgagor to have the awards or payments disbursed to it, Mortgagee, at its option in its sole and absolute discretion and without regard to the adequacy of its security hereunder, shall have the right to apply such award or proceeds which it receives to payment of the Obligations in the inverse order of maturity, whether or not the same shall then be due and payable.

     1.08 Leases.
          ------

          A.  Performance of Lessor's Covenants. Mortgagor, as lessor, has
              ---------------------------------
entered and will enter into leases with space tenants, as lessees, for parts or all of the Secured Property (all such leases for parts or all of the Secured Property are hereinafter referred to individually as a "Lease" and collectively
                                                        -----
as "Leases" and the lessees under such Leases are hereinafter referred to
    ------
individually as a "Lessee" and collectively as "Lessees"). Mortgagor shall
                   ------                       -------
faithfully perform the lessor's covenants under any subsisting and future Leases affecting the Secured Property or any part thereof, and neither do, nor neglect to do, nor permit to be done (other than enforce the terms of such Leases and exercise the lessor's remedies thereunder following a default or event of default on the part of any Lessee in the performance of its prescribed obligations), anything which may cause the modification or termination of any of said Leases, or of the obligations of any Lessee or any other person claiming through such Lessee, or which may diminish or impair the value of any Lease or the rents provided for therein, or the interest of the lessor or of Mortgagee therein or thereunder.

          B.  Notice of Default. Mortgagor will give Mortgagee prompt notice, by
              -----------------
certified mail, of any notice of default, Event of Default, extension, renewal, expansion or cancellation given to or received from (i) any Lessee having a Lease of more than 5,000 square feet; (ii) all Lessees having a Lease of 5,000 square feet or less, when in any six month period such notices are given by Lessees having Leases of 40,000 square feet or more in the aggregate; and (iii) Lessees under any Lease having a remaining term of one year or more.

          C.  Representations Regarding Leases.  Mortgagor hereby represents and
              --------------------------------
warrants that to the knowledge and belief of Mortgagor, upon due inquiry, (1) all representations made by it in the Leases are true; (2) all Improvements and the leased space demised and let pursuant to each Lease have been completed to the satisfaction of Lessee; (3) each Lessee has accepted possession of its leased space and has opened for business and commenced payment of rent under its Lease; (4) each Lessee is in occupancy; (5) all rents and other charges due and payable under the Leases have been paid except as disclosed in writing to Mortgagee; (6) no rent has been prepaid, except as expressly described under such Lease; (7) there is no existing default or breach of any covenant or condition on the part of any Lessee or Lessor under any Lease except as disclosed to Mortgagee in writing, and no Lessee has any rights to any offsets or concessions, claims or defenses to the enforcement of such Lease; (8) there are no options to purchase all or any portion of the Secured Property contained in any Lease; (9) there are no options to renew, cancel, extend or expand by any Lessee except as stated in the Leases; (10) there are no amendments of or modifications to any Leases except as disclosed in writing to Mortgagee; and
(11) no leasing brokerage commissions are due or payable or are to come due and payable with respect to the Leases, except for commissions due with respect to Leases entered into after the date hereof and commissions due upon renewals, extensions and expansions with respect to such of the Leases as have been disclosed to Mortgagee in writing.

          D.  Manager.  The manager of the Secured Property shall be of good
              -------
reputation and be generally recognized as experienced in the management of properties of size and type similar to the Secured Property. The manager or management shall not be changed without first having obtained Mortgagee's prior written consent, such consent not to be unreasonably withheld, delayed or conditioned.

          E.   Covenants Regarding Leases.  Mortgagor covenants it will not,
               --------------------------
without the prior written consent of the Mortgagee obtained in each instance, which consent shall not be unreasonably withheld, delayed or conditioned:

               (1) lease to any person, firm or corporation, all or any part of the space in any of the Improvements;

               (2) cancel, terminate or accept a surrender or suffer or permit any cancellation, termination or surrender of any Lease (except in each case in accordance with the terms thereof) other than any Lease having a remaining term of less than six (6) months;

               (3) modify any Lease so as to reduce the term thereof or the rent payable thereunder, or to change any renewal provision contained therein;

               (4) commence any summary proceeding or other action to recover possession of any space demised pursuant to any Lease, other than a proceeding brought in good faith by reason of a default of any Lessee;

               (5) receive or collect or permit the receipt or collection of any rental payments of more than one monthly installment of rent under any Lease in advance of the due dates of such rental payments;

               (6) take any other action with respect to any Lease which would tend to materially impair the security of Mortgagee under this Mortgage;

               (7) extend any present Lease other than in the manner presently provided for therein, or at a rental rate lower than that under the present Lease;

               (8) execute an agreement or create or permit a lien which may be or become superior to any existing Leases affecting the Secured Property;

               (9) sell, assign, transfer, mortgage, pledge or otherwise dispose of or encumber, whether by operation of law or otherwise, any Lease or any rentals under any Lease or any rents, income, profits or cash collateral issuing from the Secured Property;

               (10) fail to perform any material covenant or agreement to be performed by Mortgagor, as Lessor under any of the Leases;
                    or

               (11) suffer or permit to occur any release of liability of any
                    Lessee or the accrual of any right in any Lessee to withhold payment of Rents.

          F.   Approval of Leases. The provisions of this Subsection 1.08(F)
               ------------------
shall apply notwithstanding any of the covenants made by Mortgagor in Subsection 1.08(E). Mortgagor shall deliver to Mortgagee a copy of each executed Lease. Unless otherwise provided in this Subsection 1.08(F), each lease shall be subject to Mortgagee's approval, which approval shall not be unreasonably withheld. Any Lease executed on Mortgagor's standard form, which has already been approved by Mortgagee, without material modification thereto, shall not require Mortgagee's approval if and only if:

               (1) Mortgagor is not in default under any of the Loan Documents; and
                    ---

               (2) Such Lease is for space not exceeding 10,000 square feet and has a term not exceeding five (5) years; and
                                                             ---

               (3)  Such Lease meets the following applicable minimum Net Rental
                    Rate:

                  (a) if the Lease is for space on floors two through six of the
                      Improvements, then (i) the minimum Net Rental Rate for such Lease must be equal to or greater than $11.50 per rentable square foot, or (ii) if the minimum Net Rental Rate for such Lease is less than $11.50 per rentable square foot, the minimum Net Rental Rate for such Lease must be equal to or greater than $10.00 per square foot and the overall weighted average of the Net Rental Rate for the Leases on such floors (including the subject Lease) must be equal to or greater than $11.50 per rentable square foot;

                  (b) if the Lease is for space on floors seven through thirty of the Improvements, then (i) the minimum Net Rental Rate for such Lease must be equal to or greater than $15.00 per rentable square foot, or (ii) if the minimum Net Rental Rate for such Lease is less than $15.00 per rentable square foot, the minimum Net Rental Rate for such Lease must be equal to or greater than $13.50 per square foot and the overall weighted average of the Net Rental Rate for the Leases on such floors (including the subject Lease) must be equal to or greater than $15.00 per rentable square foot;

                  (c) if the Lease is for space on floors thirty-one through forty-five of the Improvements, the minimum Net Rental Rate for such Lease must be equal to or greater than $17.00 per rentable square foot.

     Mortgagee shall respond to Mortgagor's request for approval of a Lease or approval of any matter under Subsection 1.08 E hereof no later than eight (8)
                             -----------------
business days following Mortgagee's receipt of such request accompanied by the subject Lease in complete and final form.

If Mortgagee does not approve or disapprove of such Lease or such request within such time period, the Lease or such request shall be deemed approved by Mortgagee so long as the letter requesting Mortgagee's approval of such Lease or such request itself specified in bold capital letter print that such Lease or such request will be deemed approved if Mortgagee's reply is not received within the applicable time period.

     From time to time, upon Mortgagor's request, Mortgagee shall confirm with Mortgagor the current calculations of the weighted average of the Net Rental Rate for the Leases on certain floors, such weighted average to be determined by Mortgagee based upon Leases and rent rolls provided to Mortgagee by Mortgagor.


          G.  Application of Rents.  Mortgagor shall use and apply all rents,
              --------------------
income and profits from the Secured Property first to the payment of the Obligations in accordance with the terms of the Loan Documents, and then to the payment of all Impositions and costs and expenses of management, operation, repair, maintenance, preservation, reconstruction and restoration of the Secured Property in accordance with the requirements of this Mortgage and the obligations of Mortgagor as the lessor under any Lease, and shall not use such rents, income or profits for purposes unrelated to the Secured Property unless and until all current payments on the Obligations, Impositions, and such costs and expenses have been paid or provided for and adequate cash reserves have been set aside on a monthly basis to ensure the timely payment of Impositions and Obligations next coming due.

     1.09 Assignment of Leases, Rents, Income, Profits and Cash Collateral.
          ----------------------------------------------------------------

          A.  Assignment; Discharge of Obligations.  Mortgagor does hereby
              ------------------------------------
unconditionally, absolutely and presently bargain, sell, assign and set over unto Mortgagee, all Leases, Rents, income, profits and any and all cash collateral which, whether before or after foreclosure, shall be made upon or accrue and be owing for the use or occupation of the Secured Property and of the buildings and fixtures thereon, or any part thereof. For the aforesaid purpose, Mortgagor does hereby constitute and appoint Mortgagee its attorney-in-fact, irrevocably in its name, to receive, collect and receipt all sums due or owing for such use and occupation, as the same accrue, and, out of the amount so collected, Mortgagee, its successors and assigns, are hereby authorized (but not obligated) to pay and discharge all obligations of Mortgagor hereunder, including, but not being limited to, the obligation to pay the Obligations (and including any accelerated Obligations) in such order as Mortgagee, its successors or assigns, may determine and whether due or not, and to pay the remainder, if any, to Mortgagor, but neither this assignment nor any such action shall constitute Mortgagee as a "mortgagee in possession". The assignments of Leases, rents, income, profits and any and all cash collateral of the Secured Property in this Section 1.09 is intended to be an absolute, unconditional and
                 ------------
present assignment from Mortgagor to Mortgagee and not merely the passing of a security interest. Mortgagor shall, at any time or from time to time, upon request of Mortgagee, execute and deliver any instrument as may be requested by Mortgagee to further evidence the assignment and transfer to Mortgagee of Mortgagor's interest in any Lease. Nothing herein shall in any way limit Mortgagee's remedies or Mortgagor's obligations under the Assignment to Mortgagee. It is the intent of the parties that the terms of this Mortgage and the terms of the Assignment shall be cumulative, but to the extent of any contradictions between the terms of the Assignment and the terms of this Mortgage as to the Leases and the Rents, the terms of the Assignment shall control.

          B.   Entry Onto Secured Property; Lease of Secured Property.  Upon the
               ------------------------------------------------------
occurrence of an Event of Default (as hereinafter defined); Mortgagee at its sole option shall have the right by itself or through its authorized representative to enter and take possession of the Secured Property and manage and operate the same as further provided in Subsection 4.01C, including, without
                                            ----------------
limitation, the right to enter into Leases and new agreements extending said termination dates beyond the maturity set forth in the Note and take any action which, in Mortgagee's judgment, is necessary or proper to conserve the value of the Secured Property. The expense (including any receiver's fees, attorneys' fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby. Mortgagee shall not be liable to account to Mortgagor for any action taken pursuant hereto other than to account for any rents actually received by Mortgagee.

          C.   License to Manage Secured Property.  Notwithstanding anything
               ----------------------------------
to the contrary contained in Subsection 1.09A above, so long as there shall
                             ----------------
exist no Event of Default hereunder, Mortgagor shall have the license to manage and operate the Secured Property, subject to Section 1.08 herein, including
                                             ------------
without limitation, the right to enter into Leases, and collect, as they accrue, all such rents, income, profits and cash collateral.

          D.   Delivery of Assignments.  Mortgagor will, as reasonably
               -----------------------
requested from time to time by Mortgagee, execute such additional documents, to evidence the assignment to Mortgagee or its nominee of any Leases now or hereafter made upon said Secured Property, such assignment documents to be in form and content acceptable to Mortgagee. For the aforesaid purposes, Mortgagor agrees to deliver to Mortgagee within thirty (30) days after Mortgagee's request, a duplicate original (or copy certified by Mortgagor to be accurate and complete) of every Lease which is at the time of such request outstanding upon the said Secured Property and in addition thereto shall supply Mortgagee at its request a complete list of each and every Lease certified by the managing member or manager of Mortgagor, showing unit number, type, name of each Lessee, monthly rental, date to which rents have been paid, term of Lease, date of occupancy, date of expiration and any and every special provision, concession or inducement granted to Lessee.

          E.   Indemnity.  Notwithstanding anything to the contrary set forth
               ---------
in this Section 1.09, Mortgagor agrees that in the exercise of the rights of
        ------------
Mortgagee contained in this Section 1.09, no liability shall be asserted against
                            ------------
Mortgagee, all such liability being expressly waived and released by Mortgagor. Mortgagor hereby holds Mortgagee harmless from and against any and all claims, liabilities and expenses of any kind or nature against or incurred by Mortgagee arising out of such management, operation or maintenance of the Secured Property or the collection and disposition of rents, income, profits or cash collateral therefrom.

  1.10  Further Assurances.
        ------------------

        A.  General; Appointment of Attorney-in-Fact. At any time, and from
            ----------------------------------------
time to time, upon request by Mortgagee, Mortgagor will make, execute, and deliver or cause to be made, executed and delivered to Mortgagee, any and all other instruments, certificates and other documents as may, in the opinion of Mortgagee, be necessary or desirable in order to effectuate, complete, perfect or continue and preserve the obligations of Mortgagor under the Note and the Loan Documents. Upon any failure by Mortgagor to do so, Mortgagee may make, execute and record any and all such instruments, certificates and documents for and in the name of Mortgagor and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor for such purposes. Such power of attorney is coupled with an interest and is irrevocable by death or otherwise. Mortgagor will reimburse Mortgagee for any reasonable or customary sums expended by Mortgagee in making, executing and recording such instruments, certificates and documents and such sums shall be secured by this Mortgage.

        B.  Statement Regarding Obligations. Mortgagor from time to time
            -------------------------------
within ten (10) days after request by Mortgagee, shall furnish Mortgagee with a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Obligations secured hereby and whether or not any set-offs or defenses exist against such principal and interest, and, if so, the particulars thereof. Mortgagee shall no more often than one (1) time per calendar year and at Mortgagor's expense, within ten (10) days after request by Mortgagor, furnish Mortgagor a written statement duly acknowledged setting forth the unpaid principal of, and interest on, the obligations and whether or not any setoffs or defenses exist against such principal and interest and, if so, the particulars thereof.

        C.  Additional Security Instruments. Mortgagor shall from time to time,
            -------------------------------
within fifteen (15) days after request by Mortgagee, execute, acknowledge and deliver to Mortgagee such chattel mortgages, security agreements or other similar security instruments, in form and substance satisfactory to Mortgagee, covering all property of any kind whatsoever owned by Mortgagor or in which Mortgagor may have any interest which, in the sole opinion of Mortgagee, is essential to the operation and maintenance of the Secured Property. Mortgagor shall further from time to time within fifteen (15) days after request by Mortgagee, execute, acknowledge and deliver any financing statement, renewal, affidavit, certificate, continuation statement or other document as Mortgagee may request in order to perfect, preserve, continue, extend or maintain the security interest under, and the priority of, this Mortgage or such chattel mortgage or other security instrument as a first lien in accordance with the terms of this Mortgage and the Assignment. Mortgagor further agrees to pay to Mortgagee on demand all costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording, filing and refiling of any such instrument or document, including the charges for examining title and the attorneys' fee (such fee to be reasonable) for rendering an opinion as to the priority of this Mortgage and of such chattel mortgage or other security instrument as a valid first and subsisting lien. However, neither a request so made by Mortgagee nor the failure of Mortgagee to make such a request shall be construed as a release of such property, or any part thereof, from the lien of this Mortgage, it being understood and agreed that this covenant and any such chattel mortgage, security agreement or other similar security instrument, delivered to Mortgagee, are cumulative and given as additional security. Mortgagor shall also pay all actual premiums and related costs in connection with any title insurance policy or policies in full or partial replacement of the title policy now insuring or which will insure the lien of this Mortgage.

        D.  Security Agreement and Fixture Filing. Mortgagor and Mortgagee
            -------------------------------------
agree: (i) that this Mortgage shall constitute a Security Agreement within the meaning of Article 9 of the Code with respect to all sums on deposit with the Mortgagee pursuant to Section 1.04 hereof ("Deposits") and with respect to any
                      ------------
property included in the definition herein of the word "Personal Property," which property may or may not constitute a "fixture" (within the meaning of
Section 9-313 of the Code), and all replacements of such property, substitutions for such property, additions to such property, and the proceeds thereof (said property, replacements, substitutions, additions and the proceeds thereof being sometimes herein collectively referred to as the "Collateral"); and (ii) that a security interest in and to the Collateral and the Deposits is hereby granted to the Mortgagee; and (iii) that the Deposits and all of Mortgagor's right, title and interest therein are hereby assigned to the Mortgagee; all to secure payment of the indebtedness and to secure performance by the Mortgagor of the terms, covenants and provisions hereof. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to execute and file on its behalf any financing statements, continuation statements or other statements in connection therewith which Mortgagee deems necessary or reasonably advisable to preserve and maintain the priority of the lien hereof, or to extend the effectiveness thereof, under the Code or any other laws which may hereafter become applicable. This power, being coupled with an interest, shall be irrevocable so long as any part of the Obligations remains unpaid. Mortgagor shall pay to Mortgagee, from time to time, upon demand, any and all costs and expenses incurred by Mortgagee in connection with the filing of any such statements including, without limitation, reasonable attorneys' fees and all disbursements and such amounts shall be part of the Obligations secured by this Mortgage. Mortgagor and Mortgagee also agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Premises" herein are or are to become fixtures on the land described in Exhibit A; (ii) this instrument, upon recording or
                  ---------
registration in the real estate records of the proper office, shall constitute a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code; and
(iii) Mortgagor is the record owner of the land described in Exhibit A. The
                                                             ---------
addresses of Mortgagor and Mortgagee are set forth in Section 5.09 hereof.
                                                      ------------

        E.  Preservation of Mortgagor's Existence. Mortgagor is a limited
            -------------------------------------
liability company, and it and its managing member shall do all things necessary to preserve and keep in full force and effect its existence, franchise, rights and privileges under the laws of the state of its organization and the state in which the Secured Property is located, if required by the laws of such state, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to it.

        F.  Further Indemnities. In addition to any other indemnities to
            -------------------
Mortgagee specifically provided for in this Mortgage, Mortgagor hereby indemnifies and saves Mortgagee harmless from and against any and all losses, liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges, and expenses, including, without limitation, reasonable architects', engineers' and attorneys' fees and all disbursements which may be imposed upon, incurred or asserted against Mortgagee prior to any entry by Mortgagee onto the Premises and taking of possession of the Premises or any part thereof by reason of: (1) the construction of the Improvements, (2) any capital improvements, other work or things, done in, on or about the Secured Property or any part thereof, (3) any use, non-use, misuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Secured Property or any part thereof or any street, drive, sidewalk, curb, passageway or space comprising a part thereof or adjacent thereto, (4) any negligence or wilful act or omission on the part of Mortgagor, any Lessee under a Lease or their agents, contractors, servants, employees, licensees or invitees, (5) any accident, injury (including death) or damage to any person or property occurring in, on or about the Secured Property or any part thereof or in, on or about any street, drive, sidewalk, curb, passageway or space adjacent thereto, (6) any default or Event of Default (as herein defined), (7) any lien or claim which may be alleged to have arisen on or against the Secured Property or any part thereof under the laws of the local or state government or any other governmental or quasi-governmental authority or any liability asserted against Mortgagee with respect thereto, (8) any tax attributable to the execution, delivery, filing or recording of this Mortgage, the Note, any Lease, or any other Loan Documents, (9) any contest permitted pursuant to the provisions of this Mortgage, or (10) the enforcement or attempted enforcement of this indemnity.

        G.  Absence of Insurance. The obligations of Mortgagor under this
            --------------------
Section 1.10 shall not in any way be affected by the absence in any case of
------------
covering insurance, by the amount of the insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Secured Property. If any claim, action or proceeding is made or brought against Mortgagee by reason of any event as to which Mortgagor is obligated to indemnify Mortgagee, then, upon demand by Mortgagee, Mortgagor, at its sole cost and expense, shall resist or defend such claim, action or proceeding in Mortgagee's name, if necessary, by the attorneys for Mortgagor's insurance carrier, if such claim, action or proceeding is covered by insurance, otherwise by such attorneys as Mortgagee shall approve. Notwithstanding the foregoing, Mortgagee may engage its own attorneys in its reasonable discretion to defend it or to assist in its defense and Mortgagor shall pay the reasonable fees and disbursements of such attorneys and such amounts shall bear interest at the Increased Rate and shall be secured by this Mortgage.

  1.11  Further Sales or Encumbrances.
        -----------------------------

        A.  Continuing Ownership and Management. Mortgagor acknowledges that
            -----------------------------------
the continuous ownership of the Secured Property and the continuous management and/or control of the operation of same by Mortgagor is of a material nature to the transaction and the making of the loan evidenced by the Note and secured by this Mortgage.

        B.  Transfer or Encumbrance of Secured Property. Mortgagor shall not,
            -------------------------------------------
without the prior written consent of Mortgagee being first had and obtained (which consent may be granted or denied in Mortgagee's sole discretion), voluntarily or involuntarily, by operation of law or otherwise, transfer or dispose of, or suffer any third party to transfer or dispose of, all or any portion of the Secured Property or any interest therein or the management and/or operation by Mortgagor of the Secured Property. For purposes of this Section
                                                                     -------
1.11, a transfer or disposition of the Secured Property or any part thereof or
----
interest therein shall include, without limitation, the sale of the Secured Property or any portion thereof to a cooperative corporation, conversion of all or any part of the Secured Property to a condominium form of ownership, execution of a contract to sell or option to purchase all or any portion of the Secured Property or any interest therein (other than a contract or agreement which provides for a purchase price in excess of the amount necessary to satisfy the Obligations in full, or a contract or agreement which by its terms provides that Mortgagor's Obligations thereunder are subject to Mortgagee's approval), any lease for space in any Improvements on the Secured Property for purposes other than occupancy by the tenant, any lease for space in the Improvements containing an option to purchase, or any direct or indirect sale, assignment, conveyance, transfer (including a transfer as a result of or in lieu of condemnation except for a voluntary conveyance by Mortgagor not permitted under Section 1.07(A)), or other alienation of all or any portion of the Secured Property or any interest therein, including, but not limited to, the creation of a lien, mortgage, security interest or other encumbrance on the Secured Property or any part thereof or interest therein, and further including any assignment, pledge, grant of security interest in, conditional sale, or the execution of a title retention agreement with regard to any personalty included in the Secured Property. For purposes of this Section 1.11, a transfer or disposition shall
                 ------------
not include any Lease entered into in accordance with Subsection 1.08(E) or (F)
                                                      -------------------------
or any easement for utilities or other services to the Secured Property. Any such action described in this Subsection 1.11(B) is herein called a
                              -----------------
"Transfer." A Transfer shall also include, without limitation, any of the following events, whether made directly or through an intermediary, and whether made in one transaction or effected in more than one transaction:

               (1) If Mortgagor or any member of Mortgagor is a corporation, a transfer or disposition, directly or indirectly, of more than 25% of the outstanding voting stock of Mortgagor or such member of Mortgagor or of any other corporation directly or indirectly owning or controlling 25% or more of the voting stock of Mortgagor or such member;

               (2) If Mortgagor or any member of Mortgagor is a partnership, a transfer or disposition, directly or indirectly, of any interest of any general partner in Mortgagor or such member of Mortgagor;

               (3) If Mortgagor or any member of Mortgagor is a trust or other entity, a transfer or disposition, directly or indirectly, of more than 25% of the beneficial interests in Mortgagor or such member of Mortgagor; or

               (4) If Mortgagor or any member of Mortgagor is a limited liability company, a transfer or disposition, directly or indirectly, of any interest of any member in Mortgagor or such member of Mortgagor.

For purposes of the foregoing, a "transfer or disposition" of such stock or interests shall include, without limitation, any direct or indirect sale thereof, any execution of a contract or other agreement to sell or option to purchase such stock or interests, or any assignment of such stock or interests, including any assignment for security purposes, but shall exclude any transfer by devise or operation of law.

        C.     Acceleration of Obligations. In the event of a Transfer
               ---------------------------
without the prior written consent of Mortgagee, Mortgagee may, without limiting any other right or remedy available to Mortgagee at law, in equity or by agreement with Mortgagor, and in Mortgagee's absolute discretion and without regard to the adequacy of its security, accelerate the maturity of the Note and require the payment of the then existing outstanding principal balance and all other sums due under the Note and under this Mortgage, including, but not limited to, the prepayment charge provided in Section 4.06 herein.  The giving of consent by Mortgagee to
                   ------------
a Transfer in any one or more instances shall not limit or waive the need for such consent in any other or subsequent instances.

        D.     Subordinate, Wrap-Around and Other Financing. Mortgagor shall
               --------------------------------------------
not obtain any financing through any loans, or otherwise incur any indebtedness, secured by the Secured Property. Should the Secured Property at any time be or become subject to the lien of any agreement, deed of trust or mortgage or similar instrument in connection with which payments on account of the Obligations secured hereby are to be made directly or indirectly by or through a mortgagee, grantee or beneficiary thereunder, regardless of whether or not payment of the Obligations secured hereby is assumed by such mortgagee, grantee or beneficiary, the whole of the principal sum and interest and other sums hereby secured, at the option of Mortgagee, shall immediately become due and payable.

  1.12  Intentionally Omitted.
        ---------------------

  1.13  Expenses. Mortgagor will pay or reimburse Mortgagee for all reasonable
        --------
attorneys' fees, costs and expenses actually incurred by Mortgagee in any proceedings affecting the Obligations or the Secured Property, (A) involving the estate of a decedent or an insolvent, or (B) in any action, legal proceeding or dispute of any kind in which Mortgagee is made a party, or appears as party plaintiff or defendant, including, but not limited to, any exercise of the power of sale or judicial foreclosure as set forth in this Mortgage, any bankruptcy, receivership or other insolvency under any chapter of the Bankruptcy Code (Title 11 of the United States Code) as amended, or in any other applicable insolvency proceeding, any condemnation action involving the Secured Property or any action to protect the security hereof or upon the reasonable concern of Mortgagee with the condition of the Secured Property, and any such amounts paid by Mortgagee shall be added to the Obligations and secured by this Mortgage. If the Obligations are referred to attorneys for collection, foreclosure or for any cause set forth in Article III hereof, Mortgagor shall pay all expenses incurred by Mortgagee, including reasonable attorneys' fees actually incurred, all costs of collection, litigation costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring title insurance policies, whether or not obtained, Torrens certificates, and similar assurances with respect to title and value as Mortgagee may deem reasonably necessary together with all statutory costs, with or without the institution of an action or proceeding. All such costs and expenses with interest thereon at the Increased Rate shall be deemed to be secured by this Mortgage.


                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------



         Mortgagor makes the following representations and warranties:


  2.01  Warranty of Title. Mortgagor (A) is lawfully seized and possessed of
        -----------------
the Secured Property, in fee simple, subject to no mortgage, lien, charge or encumbrance, except as specifically set forth in the title insurance policy issued to Mortgagee upon recordation of this Mortgage, (B) has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage the Secured Property in the manner and form hereby mortgaged and conveyed, (C) is the fee owner of the Land and the Improvements, (D) is the owner of the Personal Property, and (E) does warrant and will defend the title to the Secured Property against all claims and demands whatsoever, subject to those matters set forth in Schedule B of the above-referenced title insurance policy.

  2.02  Ownership Of Improvements And Personal Property. All Improvements and
        -----------------------------------------------
Personal Property now or hereafter affixed, placed or used by Mortgagor are and will hereafter be owned by Mortgagor free from any prior liens or encumbrances, provided, however, that if any of the foregoing Improvements or Personal Property shall be subject to a conditional bill of sale, chattel mortgage or other agreement creating a security interest, then all of the right, title and interest of Mortgagor in and to such Improvements and Personal Property together with the benefits of any deposits or payments now or hereafter made thereon shall be covered by and subject to this Mortgage.

  2.03  No Pending Material Litigation or Proceeding; No Hazardous Materials.
        --------------------------------------------------------------------

        A.  Proceedings Affecting Mortgagor. There are no actions, suits or
            -------------------------------
proceedings pending, and, to the best knowledge and belief of Mortgagor, there are no actions, suits, investigations or proceedings threatened, against or affecting Mortgagor or any managing member of Mortgagor, or the business, operations, properties or assets of Mortgagor or any managing member of the Mortgagor, or before or by any Governmental Agency, or any court, arbitrator or grand jury, which may result in any material adverse change in the business, operations, properties or assets or in the condition, financial or otherwise, of Mortgagor or any managing member of Mortgagor, or in the ability of Mortgagor to perform its obligations under the Note or this Mortgage. To the best knowledge and belief of Mortgagor, Mortgagor is not in default, and there is no other default, with respect to any judgment, order, writ, injunction, decree, demand, rule or regulation of any court, arbitrator, grand jury or of any Governmental Agency, default under which might have consequences which would materially and adversely affect the business, operations, properties or assets or the condition, financial or otherwise, of Mortgagor or the ability of Mortgagor to perform its obligations under the Note or this Mortgage.

        B.  Proceedings Affecting Secured Property. There are no proceedings
            --------------------------------------
of any kind pending, or, to the best knowledge and belief of Mortgagor, threatened against or affecting Mortgagor, the Secured Property (including any attempt or threat by any Governmental Agency to condemn or rezone all or any portion of the Secured Property), any party constituting Mortgagor or any general partner in any such party, or involving the validity, enforceability or priority of this Mortgage, the Note or any of the other Loan Documents or enjoining or preventing or threatening to enjoin or prevent the use and occupancy of the Secured Property or the performance by Mortgagee of its obligations hereunder, and there are no rent controls, governmental moratoria or environmental controls (other than those generally imposed by federal or state law upon property in the State of Illinois) presently in existence, or to the best knowledge of Mortgagor, threatened, affecting the Secured Property, except as identified in writing to, and approved by, Mortgagee.

        C.  No Hazardous Materials. Except as disclosed in environmental
            ----------------------
surveys and reports submitted to Mortgagee by Mortgagor and described on Exhibit
                                                                         -------
B attached hereto and made a part hereof, Neither Mortgagor nor, to the best
-
knowledge and belief of Mortgagor, any other person has ever caused or knowingly permitted, in violation of law, any Hazardous Material to be placed, held, located or disposed of, on, under or at the Secured Property or any part thereof, or any other real property legally or beneficially owned (or any interest or estate which is owned) by Mortgagor in any state now or hereafter having in effect a so-called "Superlien" law or ordinance or any part thereof (the effect of which would be to create a lien on the Secured Property to secure any obligation in connection with the real property in such state), and neither the Secured Property, nor any part thereof, nor any other real property legally or beneficially owned (or any interest or estate therein which is owned) by Mortgagor in any state now or hereafter having in effect a so-called "Superlien" law or ordinance or any part thereof, has ever been used (whether by Mortgagor or, to the best knowledge of Mortgagor, by any other person) as a dump site or storage (whether permanent or temporary) site for any Hazardous Material. Except as disclosed in those documents listed on Exhibit B, Mortgagor further
                                          ---------
represents and warrants that neither Mortgagor nor, to the best knowledge and belief of Mortgagor, any other person has ever caused or knowingly permitted any asbestos or underground fuel storage facility to be located on the Secured Property. Except as disclosed in those documents listed on Exhibit B, Mortgagor
                                                           ---------
further represents and warrants that neither Mortgagor nor, to the best knowledge or belief of Mortgagor, any other person has discovered any occurrence or condition on any real property adjoining or in the vicinity of the Secured Property that could cause the Secured Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Secured Property under any federal, state or local law, ordinance or regulation relating to Hazardous Materials.

        D.  No Litigation Regarding Hazardous Materials. No litigation,
            -------------------------------------------
administrative enforcement actions or proceedings have been brought, or to Mortgagor's best knowledge and belief, threatened nor have any settlements been reached by or with any party or parties, public or private, in disputes in which the presence, disposal, release or threatened release of any Hazardous Material on, from, or under any of the Secured Property had been alleged.

  2.04  Valid Organization, Good Standing and Qualification of Mortgagor.
        ----------------------------------------------------------------
Mortgagor is a duly and validly organized and existing limited liability company in good standing under the laws of the State of Illinois and is duly licensed or qualified and in good standing as a foreign entity in all other jurisdictions where the ownership or leasing of property or the nature of business transacted makes such qualification necessary, and is entitled to own its properties and assets, and to carry on its business, all as, and in the places where, such properties and assets are now owned or operated or such business is now conducted or presently proposed to be conducted. Mortgagor does not own any real property located outside of the jurisdictions in which it is duly qualified to do business as a foreign entity and it is not doing business outside of such jurisdictions of a character which would require such qualification. Mortgagor has made payment of all franchise and similar taxes in the State of Illinois and in all of the jurisdictions in which it is qualified as a foreign entity, insofar as such taxes are due and payable at the date of this Mortgage, except for any such taxes the validity of which is being contested in good faith and for which proper reserves have been set aside on the books of Mortgagor.

  2.05  Authorization; No Legal Restrictions on Performance. The execution and
        ---------------------------------------------------
delivery by Mortgagor of this Mortgage and the other Loan Documents and its compliance with the terms and conditions hereof and thereof have been duly and validly authorized by all necessary limited liability company action and the Loan Documents are valid and enforceable obligations of Mortgagor in accordance with the terms hereof and thereof. Neither the execution and delivery by Mortgagor of this Mortgage or any of the other Loan Documents to which it is a party nor the consummation of the transactions contemplated herein or therein, nor compliance with the terms and conditions hereof or thereof will, to the best of Mortgagor's knowledge, (A) conflict with or result in a breach of, or constitute a default under, any of the terms, obligations, covenants, conditions or provisions of (1) any corporate restriction or indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, corporate charter, by-law or any other agreement or instrument to which Mortgagor is now a party or by which its properties may be bound or affected, or (2) any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury or Governmental Agency, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Mortgagor under the terms or provisions of any of the foregoing. Mortgagor is not in default in the performance, observance or fulfillment of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing Obligations of Mortgagor or pursuant to which Mortgagor is a party or by which Mortgagor or its properties may be bound or affected.

  2.06  Compliance With Laws. Mortgagor has, to the best of its knowledge and
        --------------------
belief, complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, in respect of the conduct of its business and ownership of its properties (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to equal employment opportunities or environmental standards or controls). No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery or performance of this Mortgage or any of the other Loan Documents. Mortgagor has received no notice of any violation of any applicable zoning, land use, subdivision or other law applicable to the Secured Property.

  2.07  Tax Status. Mortgagor has filed all United States income tax returns
        ----------
and all state and municipal tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by Mortgagor, except such filings and taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The United States income tax liability of Mortgagor has been finally determined by the Internal Revenue Service and satisfied for all taxable years up to and including the taxable year ending 1997.

  2.08  Absence of Foreign or Enemy Status.  Mortgagor is not a "national" of a
        ----------------------------------
"designated foreign country" (or a person defined as a "designated foreign country") within the definitions in the Foreign or Cuban Assets Control Regulations of the United States Treasury Department, 31 CFR, Subtitle B, Chapter V, as amended, or any regulation or ruling issued thereunder.

  2.09  Federal Reserve Board Regulations.  Mortgagor does not own any
        ---------------------------------
"margin security" as such term is defined in Regulation G of the Board of Governors of the Federal Reserve System (12 CFR Part 207), as amended, except margin securities owned or which may

                                      -33
be acquired by Mortgagor which do not and would not in the aggregate constitute a substantial part of the assets of Mortgagor within the meaning of Section 207.2(i) of the aforesaid Regulation G, and Mortgagor will not use any part of the proceeds from the loan to be made under this Mortgage (A) directly or indirectly, to purchase or carry any such security or to reduce or retire any Obligations originally incurred to purchase any such security within the meaning of such Regulation, (B) so as to involve Mortgagor in a violation of Regulation T, U or X of such Board (12 CFR Parts 220, 221 and 224), or (C) for any other purpose not permitted by Section 7 of the Securities Exchange Act of 1934, as amended, or any of the rules and regulations respecting the extension of credit promulgated thereunder.

  2.10  Investment Company Act and Public Utility Holding Company Act.
        -------------------------------------------------------------
Mortgagor is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and Mortgagor is not a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

  2.11  Exempt Status of Transactions Under Securities Act and Representations
        ----------------------------------------------------------------------
Relating Thereto.  Mortgagor has not, either directly or through any agent,
----------------
offered all or any part of the loan made or to be made by Mortgagee and secured by this Mortgage to, or solicited any offers to make all or any part of such loan from, or otherwise approached or negotiated or communicated in respect of all or any part of such loan with anyone other than Mortgagee. Neither Mortgagor nor any agent on its behalf will offer to obtain all or any part of such loan from, or solicit any offers to make all or any part of such loan from, or otherwise approach or negotiate or communicate in respect of all or any part of such loan with, any person or persons so as thereby to bring the obtaining of such loan by Mortgagor and the delivery of the Note within the registration provisions of the Securities Act of 1933, as amended.

  2.12  Employee Benefit Plans.
        ----------------------

        A. None of the Employee Benefit Plans or the trusts created thereunder has engaged in a prohibited transaction which could subject any such Employee Benefit Plan or trust to a tax or penalty on prohibited transactions imposed under ERISA.

        B. None of the Employee Benefit Plans which are employee pension benefit plans or the trusts created thereunder has been terminated since September 2, 1974; nor has any such Employee Benefit Plan incurred any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA which would be material to Mortgagor, other than for required insurance premiums which have been paid when due, or incurred any accumulated funding deficiency which would be material to Mortgagor, whether or not waived; nor has there been any reportable event, or other event or condition, which presents a risk of termination of any such Employee Benefit Plan by such Pension Benefit Guaranty Corporation which termination would be material to Mortgagor.

        C. The present value of all benefits vested under the Employee Benefit Plans which are employee pension benefit plans did not, as of the most recent valuation date, exceed the then current value of the assets of such Employee Benefit Plans allocable to such vested benefits by an amount that would materially affect the financial condition of Mortgagor or the ability of

Mortgagor to perform under the Loan Documents.

        D. The consummation of the loan from Mortgagee referred to in this Mortgage, and the execution and delivery of the Note hereunder and the performance by Mortgagor of its obligations under the Loan Documents, will not involve any prohibited transaction.

        E.  As used in this Section 2.12, the terms "employee benefit plans,"
                            ------------
"employee pension benefit plans," "accumulated funding deficiency," "reportable event," "accrued benefits," "separate account" and "multiemployer plan" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Internal Revenue Code
Section 4975 and ERISA.


                                  ARTICLE III

                                   DEFAULTS
                                   --------

  3.01  Events of Default. Any of the following events shall be deemed an
        -----------------
"Event of Default" hereunder:

        A. if Mortgagor shall fail, refuse, or neglect to make payment of any installment of the principal of, or interest on the Obligations or any other sum which is payable hereunder as and when the same shall become due and payable as in the Note or herein provided, within three (3) business days after Mortgagee delivers written notice to Mortgagor of such non-payment; provided, however, that Mortgagor will not be entitled to such written notice more than four (4) times during the term of this Mortgage; or

        B. if Mortgagor fails to perform or observe any term, provision, covenant or agreement in the Note, this Mortgage or in any other Loan Documents (other than those relating to satisfaction of monetary obligations) beyond the applicable grace period therefor, or if no such grace period is applicable, if such default has not been remedied within thirty (30) calendar days after written notice thereof has been given by Mortgagee to Mortgagor; provided, however, that if the default is curable but is not reasonably susceptible of cure within said thirty (30) day period, Mortgagor shall have ninety (90) days from the date Mortgagee gave such notice within which to effect a cure if Mortgagor commences cure activities within such thirty (30) day period and thereafter diligently and continuously prosecutes the same to completion and completes same within said ninety (90) day period; or

        C. if any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of this Mortgage or otherwise, by Mortgagor, or by any person or entity liable for the Obligations in connection with the loan transaction, shall prove to be materially false and to have been made or furnished with knowledge of the false nature thereof; or

        D.  if Mortgagor shall:

               (1) apply for, consent to or acquiesce in the appointment of a receiver, trustee or liquidator of it or of all or a substantial part of its assets, or the Secured Property or any interest in any part thereof (the term "acquiesce" includes, but is not limited to, the failure to file a petition or motion to vacate or discharge any order, judgment or decree providing for such appointment within ten
                    (10) days after the appointment); or

               (2) commence a voluntary case or other proceeding in bankruptcy, or admit in writing its inability to pay its debts as they come due; or

               (3)  make a general assignment for the benefit of creditors; or

               (4) file a petition or an answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under the present or any future federal bankruptcy act or any other statute or law relative to bankruptcy, insolvency, or other relief for debtors; or

               (5) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency case or proceeding; or

          E. if an order for relief shall be entered against Mortgagor by a court of competent jurisdiction under any present or future bankruptcy law, which order shall continue unstayed and in effect for any period of sixty (60) consecutive days; or

          F. if an order, judgment or decree shall be entered by any court of competent jurisdiction, adjudicating Mortgagor insolvent, approving a petition seeking reorganization or arrangement of Mortgagor or appointing a receiver, trustee or liquidator of it or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) consecutive days; or

          G. if Mortgagor has assigned or purports to assign the whole or any part of the rents, income or profits arising from the Secured Property, without the prior written consent of Mortgagee; or

          H.   if a Transfer not consented to by Mortgagee shall have occurred;
or

          I. if any mechanic's, laborer's or materialman's lien, federal tax lien, broker's lien or other lien not permitted hereunder and affecting the Secured Property or any part thereof is not discharged, by payment, bonding, order of a court of competent jurisdiction or otherwise, within twenty (20) days after Mortgagor receives notice thereof from the lienor or from Mortgagee.

                                  ARTICLE IV

                                   REMEDIES
                                   --------

     4.01  Acceleration, Foreclosure, etc.  Upon the happening of any one or
           ------------------------------
more of the Events of Default, the entire unpaid principal balance of the Obligations, interest accrued thereon, and all of the sums secured by this Mortgage, including, without limitation, the prepayment charge as provided in
Section 4.06 herein and in the Note, at the sole option of Mortgagee, shall
------------
become immediately due and payable without notice or demand, and Mortgagee may forthwith, without further delay, undertake any one or more of the following:

           A.  Foreclosure.  Mortgagee shall have the right to institute an
               -----------
action to foreclose this Mortgage, or take such other action as may be allowed at law or in equity, for the enforcement hereof and realization on the Secured Property or any other security which is herein or elsewhere provided for, or proceed thereon through power of sale or to final judgment and execution thereon for the entire Obligations, with interest, at the rate specified in this Mortgage to the date of such Event of Default and thereafter at the Increased Rate, together with all other sums secured by this Mortgage, including, without limitation, all costs of suit, interest at the Increased Rate on any judgment obtained by Mortgagee from and after the date of any sale of the Secured Property (which may be sold in one parcel or in such parcels, manner or order as Mortgagee shall elect) until actual payment is made of the full amount due Mortgagee, and any attorneys' fees for collection actually incurred at such attorneys' standard rates, without further stay, any law, usage or custom to the contrary notwithstanding.

           B.  Partial Foreclosure.  Mortgagee shall have the right to foreclose
               -------------------
the lien hereof for the Obligations or any part thereof. It is further agreed that if default be made in the payment of any part of the Obligations, as an alternative to the right of foreclosure for the full Obligations after acceleration thereof, Mortgagee shall have the right to institute partial foreclosure proceedings with respect to the portion of said Obligations so in default, as if under a full foreclosure, and without declaring the entire Obligations due (such proceeding being hereinafter referred to as a "partial foreclosure"), and provided that if foreclosure sale is made because of default of a part of the Obligations, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the Obligations; and it is agreed that such sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the unmatured part of the Obligations, but as to such unmatured part, this Mortgage and the lien hereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this subsection. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Mortgagee may elect at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the Obligations by reason of any uncured default or defaults upon which such partial foreclosure was predicated or by reason of any other defaults, and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the Obligations, it being the purpose to provide for a partial foreclosure sale of the Obligations for any matured portion of the Obligations without exhausting the power to foreclose and to sell the Secured Property pursuant to any such partial foreclosure for any other part of the Obligations, whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

           C.  Entry.  Mortgagee personally, or by its agents or attorneys, may
               -----
enter into and upon all or any part of the Secured Property, and each and every part thereof, and may exclude Mortgagor, its agents and servants wholly therefrom without liability for trespass, damages or otherwise and Mortgagor agrees to surrender possession to Mortgagee on demand after the happening of any Event of Default; and having and holding the same, Mortgagee may use, operate, manage and control the Secured Property and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon each such entry, Mortgagee, at the expense of Mortgagor from time to time, either by purchase, repairs or construction, may maintain and restore the Secured Property, may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated or completed buildings, structures and improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of Mortgagor, Mortgagee may make all necessary or proper repairs, renewals and replacements and such alterations, additions, betterments and improvements thereto and thereon as it may deem advisable; and in every such case Mortgagee shall have the right to manage and operate the Secured Property and to carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best.

           D.  Collection of Rents, etc.   Mortgagee shall be entitled to
               ------------------------
collect and receive all earnings, revenues, rents, issues, profits and income derived from the Secured Property and every part thereof, and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for Impositions, insurance and liens or other charges upon the Secured Property or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants, and other employees by it properly engaged and employed, Mortgagee shall apply the moneys arising as aforesaid, first, to the payment of the unpaid Obligations in inverse order of maturity and then to the payment of any other sums required to be paid by Mortgagor hereunder.

           E.  Receivership.  Mortgagee shall have the right to have a receiver
               ------------
appointed to enter into possession of the Secured Property, collect the earnings, revenues, rents, issues, profits and income therefrom and apply the same as the court may direct. Mortgagee shall be entitled to the appointment of a receiver as a matter of right without notice and without the necessity of proving either the inadequacy of the security or the insolvency of Mortgagor or any other person who may be legally or equitably liable to pay money secured by this Mortgage and Mortgagor and each such person shall be deemed to have waived such proof and to have consented to the appointment of such receiver. Should Mortgagee or any receiver collect earnings, revenues, rents, issues, profits or income from the Secured Property, the moneys so collected shall not be substituted for payment of the Obligations nor can they be used to cure an Event of Default, without the prior written consent of Mortgagee. Mortgagee shall be liable to account only for earnings, revenues, rents, issues, profits and income actually received by Mortgagee.

           F.  Specific Performance.  Mortgagee may institute an action for
               --------------------
specific performance of any covenant contained herein or in aid of the execution of any power herein granted.

           G.  Illinois Mortgage Foreclosure and Remedies.
               ------------------------------------------

               (1) All advances, disbursements and expenditures (collectively "advances") made by Mortgagee before and during foreclosure, prior to sale, and where applicable, after sale, for the following purposes, including interest thereon at the Increased Rate (as defined in the Note), are hereinafter referred to as "Protective Advances" and shall constitute additional indebtedness hereunder and shall be secured by the lien hereof:

                    (a) any amount for restoration or rebuilding in excess of the actual or estimated proceeds of insurance or condemnation award for the purpose of such repair or replacement;

                    (b) advances in accordance with the terms of this Mortgage to: (i) protect, preserve or restore the Secured Property; (ii) preserve the lien of this Mortgage or the priority thereof; or (iii) enforce this Mortgage, as referred to in Subsection (b)(5) of Section 15-1302 of the Illinois Mortgage Foreclosure Law, 735 ILCS 5/15-1101 et seq., as amended from time to time
                                    -- ---
("Act");

                    (c) payments of (i) when due installments of principal, interest or other obligations in accordance with the terms of any Prior Encumbrance (as hereinafter defined); (ii) when due installments of real estate taxes and other Impositions; (iii) other obligations authorized by this Mortgage; or (iv) with court approval any other amounts in connection with other liens, encumbrances or interests reasonably necessary to preserve the status of title, all as referred to in Section 15-1505 of the Act;

                    (d) attorneys' fees and other costs actually incurred in connection with the foreclosure of this Mortgage as referred to in Sections 1504(d)(2) and 15-1510 of the Act and in connection with any other litigation or administrative proceeding to which the Mortgagee may be or become or be threatened or contemplated to be a party, including probate and bankruptcy proceedings, or in the preparation for the commencement or defense of any such suit or proceeding; including filing fees, appraisers' fees, outlays for documents and expert evidence, witness fees, stenographer's charges, publication costs, and costs (which may be estimated as to items to be expended after entry of judgment) of procuring all such abstracts of title, title charges and examinations, foreclosure minutes, title insurance policies, appraisals, and similar data and assurances with respect to title and value as Mortgagee may deem reasonably necessary either to prosecute or defend such suit or, in case of foreclosure, to evidence to bidders at any sale which may be had pursuant to the foreclosure judgment the true condition of the title to or the value of the Secured Property;

                    (e) Mortgagee's fees and costs arising between the entry of judgment of foreclosure and the confirmation hearing as referred to in Subsection (b)(1) of Section 15-1508 of the Act;

                    (f) payment by Mortgagee of Impositions as required of Mortgagor by Section 1.02 of this Mortgage;
             ------------

                    (g) Mortgagee's advances of any amount required to make up a deficiency in deposits for installments of Impositions, as may be required of Mortgagor under this Mortgage;

                    (h) expenses deductible from proceeds of sale referred to in Subsections (a) and (b) of Section 15-1512 of the Act; and

                    (i) expenses incurred and expenditures made by Mortgagee for any one or more of the following: (i) if any of the Secured Property consists of an interest in a leasehold estate under a lease or sublease, rentals or other payments required to be made by the lessee under the terms of the lease or sublease; (ii) premiums upon casualty and liability insurance made by Mortgagee whether or not Mortgagee or a receiver is in possession, if reasonably required, without regard to the limitation to maintaining of insurance in effect at the time any receiver or mortgagee takes possession of the Secured Property imposed by Subsection (c)(1) of Section 15-1704 of the Act; (iii) payments required or deemed by Mortgagee to be for the benefit of the Secured Property or required to be made by the owner of the Secured Property under any grant or declaration of easement, easement agreement, reciprocal easement agreement, agreement with any adjoining land owners or other instruments creating covenants or restrictions for the benefit of or affecting the Secured Property; (iv) shared or common expense assessments payable to any association or corporation in which the owner of the premises is a member in any way affecting the Secured Property; (v) operating deficits incurred by Mortgagee in possession or reimbursed by Mortgagee to any receiver; (vi) fees and costs incurred to obtain an environmental assessment report relating to the Secured Property; and (vii) any monies expended in excess of the face amount of the Note.

               (2) This Mortgage shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time the Mortgage is recorded, pursuant to Subsection (b)(5) of Section 15-1302 of the Act.

                    The Protective Advances shall, except to the extent, if any, that any of the same is clearly contrary to or inconsistent with the provisions of the Act, be included in:

                    (a) determination of the amount of indebtedness secured by this Mortgage at any time;

                    (b) the indebtedness found due and owing to the Mortgagee in the judgment of foreclosure and any subsequent amendment of such judgment, supplemental judgments, orders, adjudications or findings by the court of any additional indebtedness becoming due after entry of such judgment, it being hereby agreed that in any foreclosure judgment, the court may reserve jurisdiction for such purpose;

                    (c) determination of amounts deductible from sale proceeds pursuant to Section 15-1512 of the Act;

                    (d) determination of the application of income in the hands of any receiver or mortgagee in possession; and

                    (e)  computation of any deficiency judgment pursuant to

Subsections (b)(2) and (e) of Section 15-1508 and Section 15-1511 of the Act.

                    All moneys paid for Protective Advances or any of the other purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees actually incurred, and any other moneys advanced by Mortgagee to protect the Secured Property and the lien hereof, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at the Increased Rate. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any default on the part of Mortgagor.

               (3) Should the proceeds of the Note or any part thereof, or any amount paid out or advanced hereunder by Mortgagee, be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any senior mortgage (as described in Subsection (i) of Section 15-1505 of the Act) or any other lien or encumbrance upon the Mortgaged Property or any part thereof on a parity with or prior or superior to the lien hereof ("Prior Encumbrance"), then as additional security hereunder, the Mortgagee shall be subrogated to any and all rights, equal or superior titles, liens and equities, owned or claimed by any owner or holder of said outstanding liens, charges and indebtedness, however remote, regardless of whether said liens, charges and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

               (4) If an Event of Default has occurred hereunder, or when the outstanding indebtedness hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such indebtedness or part thereof and pursue all remedies afforded to a mortgagee under and pursuant to the Act.

               (5) The proceeds of any foreclosure sale of the Secured Property shall be distributed and applied in accordance with the provisions of Subsection
(c) of Section 15-1512 of the Act. The judgment of foreclosure or order confirming the sale shall provide (after application pursuant to Subsections (a) and (b) of said Section 15-1512) for application of sale proceeds in the following order of priority: first, all items not covered by the provisions of said Subsections (a) and (b), which under the terms hereof constitute secured indebtedness additional to that evidenced by the Note, with interest thereon as herein provided; and second, all principal and interest remaining unpaid on the Note.

               (6) Upon, or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed shall appoint a receiver of the Secured Property whenever Mortgagee, when entitled to possession, so requests pursuant to Section 15-1702(a) of the Act or when such appointment is otherwise authorized by operation of law. Such receiver shall have all powers and duties prescribed by Section 15-1704 of the Act, including the power to make leases to be binding upon all parties; including the Mortgagor after redemption, the purchaser at a sale pursuant to a judgment of foreclosure and any person acquiring an interest in the Secured Property after entry of a judgment of foreclosure, all as provided in Subsection (g) of Section 15-1701 of the Act. In addition, such receiver shall also have the following powers: (a) to extend or modify any then existing Leases, which extensions and modifications may provide for terms to expire, or for options to Lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such Leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Secured Property are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption, discharge of the mortgage indebtedness, satisfaction of any foreclosure judgment, or issuance of any certificate of sale or deed to any purchaser; and (b) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Secured Property during the whole of the period of receivership. The court from time to time, either before or after entry of judgment of foreclosure, may authorize the receiver to apply the net income in his hands in payment in whole or in part of: (a) the indebtedness secured hereby, or by or included in any judgment of foreclosure or supplemental judgment or other item for which Mortgagee is authorized to make a Protective Advance; and (b) the deficiency in case of a sale and deficiency.

               (7) In any case in which under the provisions of this Mortgage Mortgagee has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after judgment thereunder, and at all times until confirmation of sale, Mortgagor shall forthwith, upon demand of Mortgagee, surrender to Mortgagee and Mortgagee shall be entitled to take and upon Mortgagee's request to the court to be placed in actual possession of, Mortgagee shall be placed in possession of the Secured Property or any part thereof, personally, or by its agent or attorneys as provided in Subsections
(b)(2) and (c) of Section 1701 of the Act. In such event Mortgagee in its discretion may, with or without force and with or without process of law, enter upon and take and maintain or may apply to the court in which a foreclosure is pending to be placed in possession of all or any part of said Secured Property, together with all documents, books, records, papers and accounts of Mortgagor or then owner of the Secured Property relating thereto, and may exclude Mortgagor, its agents or servants, wholly therefrom and may, as attorney in fact or agent of Mortgagor, or in its own name as Mortgagee and under the powers herein granted, hold, operate, manage and control the Secured Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Secured Property, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, and with full power: (a) to cancel or terminate any Lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same; (b) to elect to disaffirm any Lease or sublease which is then subordinate to the lien hereof; (c) to extend or modify any then existing Leases and to make new Leases, which extensions, modifications and new Leases may provide for terms to expire, or for options to Lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such Leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Secured Property are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the Mortgage indebtedness, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; (d) to enter into any management, leasing or brokerage agreements covering the Secured Property; (e) to make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Secured Property as to it may deem judicious; (f) to insure and reinsure the same and all risks incidental to Mortgagee's possession, operation and management thereof; and (g) to receive all of such avails, rents, issues and profits; hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Mortgagor. Without limiting the generality of the foregoing provisions of this Section, Mortgagee shall also have all power, authority and duties as provided in Section 15-1703 of the Act.

               (8) Mortgagor acknowledges that the Secured Property does not constitute agricultural real estate, as said term is defined in Section 15-1201 of the Act or residential real estate as defined in Section 15-1219 of the Act. Mortgagor hereby waives any and all rights of redemption from sale under any judgment of foreclosure of this Mortgage on behalf of Mortgagor and on behalf of each and every person acquiring any interest in or title to the Secured Property of any nature whatsoever, subsequent to the date of this Mortgage. The foregoing waiver of right of redemption is made pursuant to the provisions of Section 15-1601(b) of the Act.

               (9) At all times, regardless of whether any Loan proceeds have been disbursed, this Mortgage secures (in addition to the amounts secured hereby) the payment of any and all Loan commissions, service charges, liquidated damages, expenses and advances due to or incurred by Mortgagee in connection with the Loan; provided, however, that in no event shall the total amount secured hereby exceed two hundred percent (200%) of the face amount of the Note.

               (10) At the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any Condemnation Proceeds), to any and all Leases of all or any part of the Secured Property upon the execution by Mortgagee and recording thereof, at any time hereafter in the appropriate official records of the County wherein the Secured Property are situated, of a unilateral declaration to that effect.

     4.02  No Election of Remedies.  Mortgagee shall be entitled in its sole
           -----------------------
discretion to exercise all or any of the rights and remedies herein or in the Loan Documents provided, or which may be provided by statute, law, equity, or otherwise in such order and manner as Mortgagee shall elect without impairing Mortgagee's lien in, or rights to, any of such Loan Documents and without affecting the liability of any person, firm, corporation or other entity for the sums secured by the Loan Documents.

     4.03  Mortgagee's Right to Release, etc.  Mortgagee, in its sole
           ---------------------------------
discretion, shall have the right to release for such consideration as Mortgagee may require, any portion of the Secured Property without, as to the remainder of the Secured Property, in any way impairing or affecting the lien of this Mortgage, or the priority thereof, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release; and Mortgagee shall have the right to accept by assignment or pledge any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienor. To the extent permitted by law, neither Mortgagor nor the holder of any lien or encumbrance affecting the Secured Property or any part thereof shall have the right to require Mortgagee to marshall assets.

     4.04  Mortgagee's Right to Remedy Defaults, etc.  Mortgagee shall have the
           -----------------------------------------
right to remedy any default or appear in, defend or bring any action or proceeding to protect its interest in the Secured Property or to foreclose this Mortgage or collect the Obligations and the costs and expenses thereof (including reasonable attorneys' fees actually incurred to the extent permitted by law), which shall be paid by Mortgagor to Mortgagee upon demand with interest at the Increased Rate. All such costs and expenses incurred by Mortgagee, and any other costs incurred by Mortgagee pursuant to this Mortgage, with interest as provided in this Mortgage, shall be secured by this Mortgage.

     4.05  Waivers.  Mortgagor hereby waives and releases (A) all benefits that
           -------
might accrue to Mortgagor by virtue of any present or future laws excepting the Secured Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale under execution from civil process; (B) all benefits that might accrue to Mortgagor from requiring valuation or appraisal of any part of the Secured Property levied or sold on execution of any judgment recovered for the Obligations; (C) all notices not herein or elsewhere specifically required of Mortgagor's default or of Mortgagee's exercise, or election to exercise, any option under any of the Loan Documents; and (D) any right of redemption to the extent that Mortgagor may lawfully waive same. At no time will Mortgagor insist upon, or plead, or in any manner whatever, claim or take any benefit or advantage of any stay or extension or moratorium law and any exemption from execution or sale of the Secured Property or any part thereof, whenever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Secured Property or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, and to the extent permitted by law, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold, or any part thereof, and Mortgagor hereby expressly waives all benefits or advantages of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. In case of a sale of the Secured Property, the same may be sold in one parcel, as an entirety, or in such parcels, manner or order as Mortgagee in its sole discretion may decide, any provision of law to the contrary notwithstanding.

     4.06  Prepayment Charge.  Mortgagor hereby agrees to pay the charge
           -----------------
provided in the Note for prepayment of the Obligations, if for any reason any of said Obligations shall be paid prior to the stated maturity date thereof, even if and notwithstanding that an Event of Default shall have occurred and Mortgagee, by reason thereof, shall have declared said Obligations due and payable, and whether or not said payment is made prior to or at any sale held under or by virtue of this Article IV. Mortgagor acknowledges that Mortgagee, in making the loan evidenced by the Note and entering into this Mortgage, is relying on Mortgagor's creditworthiness and its agreement to repay the Obligations in strict accordance with the terms set forth in the Note. Mortgagor acknowledges that Mortgagee would not make the loan without full and complete assurance by Mortgagor of its agreement to make regular payments of principal and interest under the Note and its further agreement not to prepay all or any part of the principal of the Note prior to the final maturity date thereof, except on the terms expressly set forth herein and in the Note. Therefore, any prepayment of the Note, whether occurring as a voluntary prepayment by Mortgagor or occurring upon an acceleration of the principal balance of the Note by Mortgagee on account of any default by Mortgagor (including, but not limited to, the making or suffering by Mortgagor, of any transfer or disposition of all or any portion of the Secured Property or any interest therein as prohibited by
Section 1.11 of this Mortgage) will prejudice Mortgagee's ability to meet its
------------
obligations and to earn the return on the funds advanced to Mortgagor, which Mortgagee intended and expected to earn when it agreed to make the subject loan and will also result in other loss and additional expenses to Mortgagee. Accordingly, in recognition of the foregoing and in consideration of Mortgagee making the loan secured by this Mortgage at the interest rate and for the term set forth in the Note, Mortgagor hereby expressly (A) waives any and all rights it may have under applicable law to prepay without charge or premium all or any part of the Note, either voluntarily or upon an acceleration of the maturity date of the Note on account of any default of Mortgagor (including, but not limited to, the making or suffering by Mortgagor of any transfer or disposition prohibited by Section 1.11 of this Mortgage) and (B) agrees that if, for any
              ------------
reason, whether due to the voluntary acceptance by Mortgagee of a prepayment tendered by Mortgagor or the acceleration by Mortgagee of the maturity date of the Note, as aforesaid, on account of any such default by Mortgagor, a prepayment of all or any part of the principal of the Note is made by or on behalf of Mortgagor, or is otherwise made or occurs in connection with any reinstatement of the Loan Documents under any foreclosure proceedings, or any right of redemption exercised by Mortgagor or any other party having the right to redeem or to prevent any foreclosure of this Mortgage, or upon the consummation of any foreclosure sale, then Mortgagor or any other party making any such prepayment shall be obligated to pay, concurrently therewith, the prepayment charge set forth in the Note, and the payment of such premium shall be a condition to the making of such prepayment and shall be secured by this Mortgage. Such prepayment charge shall be paid without prejudice to the right of Mortgagee to collect any other amounts provided to be paid or to declare a default hereunder. Nothing herein shall be construed as permitting any partial prepayment except with Mortgagee's prior written consent thereto obtained in each instance. Notwithstanding anything contained in this Section 4.06 to the
                                                          ------------
contrary, no prepayment charge or other fee shall be paid (i) within ninety (90) days prior to the end of the term of this Mortgage, as provided in the Note, or
(ii) as a result of application of proceeds of a condemnation or destruction of the Secured Property, or (iii) as a result of an acceleration of the Obligations pursuant to Section 1.02(F) of this Mortgage.
            ---------------

                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

     5.01  Non-Waiver. The failure of Mortgagee to insist upon strict
           ----------
performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of its obligation to pay the Obligations at any time and in the manner provided for its payment in the Note and this Mortgage by reason of (A) a failure by Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of the Note or any other Loan Document, (B) the release, regardless of consideration, of the whole or any part of the Secured Property or any other security for the Obligations, or (C) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Secured Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or any Loan Document securing or guaranteeing the Obligations or any portion thereof, without first having obtained the consent of Mortgagor and, in the latter event, Mortgagor shall continue to be obligated to pay the Obligations at the time and in the manner provided in the Note and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged by Mortgagee. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Secured Property, Mortgagee may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of any Loan Documents, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting any of the Loan Documents or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. Mortgagee may resort for the payment of the Obligations to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Obligations, or any portion thereof, or to enforce any covenant of this Mortgage without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies stated in this Mortgage but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision of this Mortgage to the exclusion of any other provision.

     5.02  Sole Discretion of Mortgagee. Wherever, pursuant to this Mortgage,
           ----------------------------
Mortgagee's consent or approval is required, the decision as to whether or not to consent or approve shall be in the sole discretion of Mortgagee and Mortgagee's decision shall be final and conclusive, except where this Mortgage expressly provides to the contrary. If Mortgagor shall seek the approval by or consent of Mortgagee under this Mortgage and Mortgagee shall fail or refuse to give such consent or approval, Mortgagor shall not be entitled to any damages for any withholding of such approval or consent by Mortgagee, it being intended that Mortgagor's sole remedy shall be an action for injunctive or declaratory relief, which remedy shall be available only in those cases where Mortgagee has expressly agreed not to unreasonably withhold its consent or approval.

     5.03  Recovery of Sums Required To Be Paid. Mortgagee shall have the right
           ------------------------------------
from time to time to take action to recover any sum or sums which constitute a part of the Obligations as such sums shall become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure or any other action for default(s) or Event(s) of Default by Mortgagor existing at the time such earlier action was commenced.

     5.04  Legal Tender. All payments of principal, interest and any and all
           ------------
other payments required or provided herein shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at the office of Mortgagee or at such other place either within or without the State of Illinois as Mortgagee may from time to time designate.

     5.05  No Merger. If both the lessor's and lessee's estates under any Lease
           ---------
or any portion thereof which constitutes a part of the Secured Property shall at any time become vested in one owner, this Mortgage and the lien created hereby shall not be destroyed or terminated by the application of the doctrine of merger and in such event, Mortgagee shall continue to have and enjoy all of the rights and privileges of Mortgagee as to the separate estates. In addition, upon the foreclosure of the lien created by this Mortgage on the Secured Property pursuant to the provisions hereof, any Leases or subleases then existing and created by Mortgagor shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Mortgagee or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Mortgagee or any such purchaser shall constitute a termination of any Lease or sublease unless Mortgagee or such purchaser shall give written notice thereof to such Lessee or sublessee.

     5.06  Discontinuance of Actions. In case Mortgagee shall have proceeded to
           -------------------------
enforce any right under this Mortgage by foreclosure, sale or entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, in every such case, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder with respect to the Secured Property which shall remain subject to the lien and security interest of this Mortgage.

     5.07  Headings. The headings of the sections, paragraphs and subdivisions
           --------
of this Mortgage are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     5.08  Notice to Parties. All notices and demands or other communications
           -----------------
hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by certified or registered mail with return receipt requested or generally recognized overnight delivery service, addressed to the parties at the addresses stated below, or at such other address as either party may hereafter notify the other in writing as aforesaid:

          Mortgagor:          OVERSEAS PARTNERS (MADISON PLAZA), LLC
                              115 Perimeter Center Place, Suite 940
                              Atlanta, Georgia 30346

                              Attn: Legal Department


          with a copy to:     Troutman Sanders LLP
                              NationsBank Plaza
                              600 Peachtree Street, N.E.
                              Suite 5200
                              Atlanta, Georgia 30308-2216

                              Attn: James W. Addison, Esq.


with a courtesy copy to:      Overseas Partners Capital Corp.
                              Mintflower Place
                              P.O. Box 1581
                              8 Par-la-Ville Road
                              Hamilton HM GX
                              Bermuda

                              Attn: Thomas E. Butler, Esq.


          Mortgagee:          NEW YORK LIFE INSURANCE COMPANY
                              51 Madison Avenue
                              New York, New York 10010

                              Attn:  Senior Vice President
                                      Mortgage Finance Dept.


          with a copy to:     Sonnenschein Nath & Rosenthal
                              8000 Sears Tower
                              Chicago, Illinois 60606


                              Attn: Eric M. Schiller, Esq.


Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of forty-eight (48) hours after the date sent by generally recognized overnight delivery service or mailed, whichever is the earlier in time, except that service of any notice of default or notice of sale provided or required by law shall, if mailed, be deemed effective on the date of mailing.

     5.09  Non-Recourse. If an Event of Default has occurred, Mortgagee shall
           ------------
have all
rights reserved in the Note, this Mortgage and every other Loan Document and shall have full recourse to the Secured Property and to the other collateral given by Mortgagor to secure the Note, provided, however, that any judgment obtained by Mortgagee in any proceeding to enforce such rights shall be enforced only against the Secured Property and such other collateral and Mortgagee shall have no personal liability under any Loan Document except as hereafter expressly provided. Notwithstanding the foregoing, Mortgagee shall not in any way be prohibited from naming Mortgagor or any of its successors or assigns or any person holding under or through them as parties to any actions, suits or other proceedings initiated by Mortgagee to enforce such rights or to foreclose its Mortgage lien or otherwise realize upon any other lien or security interest created in any other collateral given to secure the payment of the Obligations. The foregoing restriction shall not apply to, and Mortgagor shall be personally liable for, any losses, damages, costs and expenses incurred by Mortgagee as a result of (A) any material misstatement of fact (1) made by Mortgagor or any person or entity constituting Mortgagor to induce Mortgagee to advance the principal amount evidenced hereby or (2) contained in any Loan Document, (B) fraud committed by Mortgagor or any person or entity constituting Mortgagor, (C) application of any insurance proceeds, condemnation awards, trust funds, or Rents by Mortgagor or Mortgagor's agents or Mortgagor's authorized representatives in a manner which is not in accordance with the provisions of this Mortgage, (D) breach of any representation or warranty contained in Subsections 2.03C or D hereof, (E) default with respect to any covenant
----------------------
contained in Section 1.05F hereof, (F) any default with respect to Mortgagor's
             -------------
obligations to pay real estate taxes and assessments due and payable against the Secured Property during the time period of Mortgagor's ownership thereof pursuant to Section 1.02 hereof or to pay insurance premiums pursuant to Section
            ------------                                                 -------
1.03 hereof, or (G) any loss, damage, expense or liability on the part of
----
Mortgagee (including, without limitation, reasonable attorneys fees and disbursements actually incurred) arising from, in respect of, as a consequence of, or in connection with any of the following: (1) the existence of any circumstance or the occurrence of any action described in clause (i) of Subsection 1.05F(1)(d) hereof; (2) claims asserted by any person or entity
----------------------
(including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality or public body, court, or administrative tribunal), in connection with or in any way arising out of the presence, storage, use disposal, generation, transportation, or treatment of any Hazardous Material on, in or under the Secured Property; (3) the violation or claimed violation of any Hazardous Materials Laws in regard to the Secured Property, whether such violation or claimed violation occurred prior to or after the date of this Mortgage and regardless of whether such violation occurred prior to or after the time that Mortgagor became owner of the Secured Property but only to the extent such violation or claimed violation relates to or arises or occurs prior to or during ownership or operation of the Secured Property by Mortgagor or as a result of the acts or omissions of Mortgagor, Mortgagor's affiliates, Mortgagor's agents, or authorized representatives of Mortgagor or its affiliates; (4) the preparation of an environmental audit on the Secured Property, whether conducted or authorized by Mortgagor, Mortgagee, or a third party or the implementation or any environmental audit's recommendations; or (5) all agreements and indemnification obligations under that certain Environmental Indemnity Agreement of even date herewith in favor of Mortgagee.

     5.10  Successors and Assigns Included In Parties. Subject to the
           ------------------------------------------
provisions of Section 1.11, whenever in this Mortgage one of the parties hereto
              ------------
is named or referred to, the heirs, legal representatives, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage by or on behalf of Mortgagor or by or on behalf of Mortgagee shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not. Mortgagee shall have the right at any time, and without requiring the consent of the Mortgagor, to appoint and utilize a "servicing agent" or "loan correspondent" for the purpose of servicing the loan contemplated herein. Mortgagee agrees to so notify Mortgagor of the appointment of any such directives and requests of such party as though promulgated directly by Mortgagee.

     5.11  Number and Gender. Whenever the singular or plural number, masculine
           -----------------
or feminine or neuter gender is used herein, it shall equally include the other.

     5.12  Changes and Modifications. This Mortgage cannot be changed except by
           -------------------------
an agreement in writing, signed by the party against whom enforcement of any change or modification is sought.

     5.13  Applicable Law. This Mortgage shall be construed and enforced
           --------------
according to the laws of the State of Illinois.

     5.14  Invalid Provisions to Affect No Others. The unenforceability or
           --------------------------------------
invalidity of any provision or provisions of this Mortgage as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.


     5.15  Usury Savings Clause. It is the intention of Mortgagor and Mortgagee
           --------------------
to conform strictly to the usury laws now or hereafter in force in the State of Illinois and any interest payable under the Note, this Mortgage, or any of the other Loan Documents executed by Mortgagor, to the extent that any sums secured hereby or the advancing of such sums by Mortgagee shall not be exempt from such laws, shall be subject to reduction to the amount equal to the maximum non-usurious amount allowed under the usury laws of Illinois as now or hereafter construed by the courts having jurisdiction over such matters. In the event the maturity of the Note is accelerated by reason of any provision of this Mortgage including, without limitation, an election by Mortgagee resulting from an Event of Default (or an event permitting acceleration) under this Mortgage or any other Loan Documents, voluntary prepayment of the Note, or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the dates of each advance of the Obligations until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of Mortgagee either be rebated to Mortgagor or credited on the principal amount of the Note or if all principal has been repaid, then the excess shall be rebated to Mortgagor. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under the Note, this Mortgage, or any other Loan Document shall under no circumstances exceed the maximum legal rates upon the unpaid principal balance of the Note remaining unpaid from time to time. In the event such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and if theretofore paid, rebated to Mortgagor or credited on the principal amount of the Note, or if the Note has been repaid, then such excess shall be rebated to Mortgagor.

     5.16  No Statute of Limitations. The pleadings of any statute of
           -------------------------
limitations as a defense to any and all obligations secured by this Mortgage are hereby waived to the full extent permissible by law.

     5.17  Late Charges. In the event that any installment of principal,
           ------------
interest or escrow deposit shall become overdue, a "late charge" of four cents ($.04) for each dollar ($1.00), or part thereof so overdue, may be charged to Mortgagor by Mortgagee for the purpose of defraying Mortgagee's expenses incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy Mortgagee may have and is in addition to any reasonable fees and charges of any agents or attorneys which Mortgagee is entitled to employ on any default hereunder whether authorized herein or by law. Such "late charges", if not previously paid, shall, at the option of Mortgagee, be added to and become part of the succeeding monthly payment to be made under the Note and secured by this Mortgage.

     5.18  Waiver of Jury Trial. Mortgagor hereby waives any right to trial by
           --------------------
jury with respect to any action or proceeding (a) brought by Mortgagor, Mortgagee or any other Person relating to (i) the Obligations and/or any understandings or prior dealings between the parties hereto or (ii) the Loan Documents, or (b) to which Mortgagee is a party.

     5.19  Continuing Effectiveness. This Mortgage shall cover any and all
           ------------------------
advances made pursuant to the Loan Documents, rearrangements and renewals of the Obligations and all extensions in the time of payment thereof, whether such advances, extensions or renewals are evidenced by new promissory notes or other instruments hereafter executed and irrespective of whether filed or recorded. Likewise, the execution of this Mortgage shall not impair or affect any other security which may be given to secure the payment of the Obligations, and all such additional security shall be considered as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of time of payment of the Obligations shall not diminish the force, effect or lien of this Mortgage and shall not affect or impair the liability of any maker, surety or endorser for the payment of the Obligations.

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date and year first above written.

                         MORTGAGOR


                         OVERSEAS PARTNERS (MADISON PLAZA), LLC, an Illinois limited liability company


                         By: Overseas Partners (333), Inc., an Illinois corporation, Manager



                              By:  /s/ Michael J Molletta
                                 -------------------------------------

                              Name:  Michael J. Molletta
                                   -----------------------------------

                              Its:  Vice President
                                  ------------------------------------



STATE OF   Georgia    )
          ------------
                      ) ss
COUNTY OF  Cobb       )
          ------------

     I, Anne Marie Garavaglia , a notary public in and for said County, in the
        ---------------------
State aforesaid, DO HEREBY CERTIFY that Michael J Molleta, the Vice President of
                                        -----------------
Overseas Partners (333) Inc., personally known to me to be the same person whose
----------------------------
name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed, sealed and delivered the said instrument in his/her capacity as Vice President of such Company as his/her free
                                 ----------------       ---------
and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and official seal, this 13th day of December, 1998.
                                                 -----


                                       /s/ Anne Marie Garavaglia
                                       -----------------------------------------
                                       Notary Public



                                       My commission expires: ------------------
                                         Notary Public, Cobb Count, Georgia
                                        My Commision Expires January 28, 2002



THIS TABLE OF CONTENTS IS PROVIDED FOR CONVENIENCE ONLY AND IS NOT A PART OF THE ATTACHED MORTGAGE.